EXHIBIT 10.5




                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (this "Lease") is made as of________________, 20__ (the "Commencement Date"), between CROSS COUNTRY PROPERTIES III, LLC, a Georgia limited liability company ("Landlord"); and ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation ("Tenant"),

     In   consideration   of  their   mutual   covenants   and  other   valuable
consideration, the adequacy and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1)   LEASED PREMISES.
Subject to and in accordance with the terms hereof, Landlord hereby leases to Tenant, and Tenant leases from Landlord, the premises situated at U.S. Highway 29 (A.K.A. State Route 14, A.K.A. Roosevelt Highway), in the City Palmetto, Fulton County, Georgia consisting of 38,822 square feet which is outlined in red on a survey dated February 9, 2004, prepared by Site Design Services, Inc. (the "Survey"), which Survey is attached hereto as Exhibit "A" and is incorporated herein by this reference (together with all appurtenances, rights, interest, easements and privileges in any way pertaining thereto, the "Land"), together with the improvements to be constructed on the Land by Landlord pursuant to this Lease, such improvements to consist of a building space of approximately 7,000 square feet of gross leasable floor area (the "Building") and the surrounding parking, landscape and sidewalk areas (including any and all striping of such parking areas) (collectively, the "Other Improvements"), all as identified on the site plan attached hereto as Exhibit "B." Attachment 1 and incorporated herein by this reference (the "Site Plan"). The Land, the Building and the Other Improvements, together with the "Tenant's Improvements" (as hereinafter defined), if any, shall hereinafter be collectively referred to as the "Leased Premises."

2)   CONSTRUCTION OF LEASED PREMISES.
Landlord shall, at its sole cost and expense, perform the "Work" (as defined in the Construction Provisions) in accordance with the construction provisions attached hereto as Exhibit "B" (the "Construction Provisions").

3)   USE.

     a) Tenant may use the Leased Premises for the display, storage and sale of automotive parts, accessories, supplies and/or maintenance items or for any and all other lawful uses; provided, however, in no event shall the Leased Premises be used for any of the following (collectively, the "Prohibited Uses"):

          i) trailer court, junk yard, waste material collection facility, or auction house;

          ii) establishments providing adult-type entertainment or displays of a variety involving or depicting nudity or lewd acts;

          iii) a massage parlor;

          iv) a funeral home;

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          v) a  facility  for the sale of  paraphernalia  for use  with  illicit drugs;

          vi) a facility for the sale or display of pornographic (as determined by community standards for the area in which the Leased Premises is located) material;

          vii) overnight parking of campers, mobile homes, boats or tractor trailers, except for such trailers as are a part of Tenant's business operations;

          viii) any exploration, drilling or similar operation of any kind;

          ix) dance hall, bar, restaurant, off-track betting business, billiard or pool hall, bingo or similar games of chance, game arcade, nightclub or flea market;

          x) any use which involves the raising, breeding or keeping of any animals or poultry;

          xi) any dangerous or unsafe uses;

          xii)  any  industrial  uses,   including,   without  limitation,   any
          manufacturing,   smelting,   rendering,  brewing,  refining,  chemical
          manufacturing or processing, or other manufacturing uses;

          xiii) any mining or mineral exploration or development except by non-surface means;

          xiv) drug or alcohol rehabilitation or treatment center;

          xv) abortion clinic;

          xvi) any place of religious worship such as a church, temple, synagogue, mosque, or the like; or

      xvii) any use restriction set forth in the Permitted Encumbrances as hereinafter defined.

     b) Tenant may operate its business at the Leased Premises under any name of its choosing or permitted by law and may set its hours and days of operation, if any, in its sole discretion. Notwithstanding anything contained herein to the contrary, (i) nothing in this Lease shall constitute an agreement of Tenant (express or implied), directly or indirectly, to open or operate a business in the Leased Premises, the rentals received hereunder constituting the entire consideration for Landlord's entering into this Lease, and (ii) Tenant may, at any time during the "Term" (as hereinafter defined), without Landlord's consent, cease business operations at and/or remove any and all of Tenant's "Personal Property" (as hereinafter defined) from the Leased Premises.

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4)   TERM/EXTENSIONS.

      a) The initial term of this Lease (the "Initial Term") shall commence on the Commencement Date and shall terminate on the last day of the month in which occurs the fifteenth (15") annual anniversary of the "Rent Commencement Date" (as hereinafter defined). The Rent Commencement Date shall be the earlier to occur of (i) the date that is forty-five (45) days following the "Completion Date" (as defined in the Construction Provisions) or (ii) the date on which Tenant opens for business to the public at the Leased Premises. Notwithstanding the foregoing, in the event the following conditions have not been satisfied prior to such Rent Commencement Date, then Tenant may, at Tenant's option, pay no Basic Rent or any other charges due under this Lease to Landlord until such time as such conditions have been satisfied or waived (whereupon Tenant shall pay all accrued Basic Rent and/or other charges due hereunder at the time of such satisfaction or waiver):

          (i) Landlord has delivered to Tenant all applicable subordination, non-disturbance and attornment agreements executed by any and all Mortgagees and/or Ground Lessors with respect to the Leased Premises in the form attached to this Lease as Exhibit "C"; and

          (ii) Landlord has delivered to Tenant, and Tenant has approved, those certain easement agreements, declarations, covenants, restrictions, rules, regulations and other documents or agreements affecting the Leased Premises set forth in Exhibit "H" as Permitted Encumbrances, and Landlord has placed of record and delivered a certified copy to Tenant of all such agreements and documents.

       Landlord and Tenant shall confirm the Rent Commencement Date by a supplemental commencement date agreement, the form of which agreement is attached hereto as Exhibit "D". The period of time from the Commencement Date until the Rent Commencement Date shall hereinafter be referred to as the "Construction Term."

     b) In addition to the Initial Term, Tenant shall have the option (each such right referred to herein as a "Renewal Option") to renew and extend this Lease for three (3) consecutive five (5) year periods (each such period referred to as an "Option Period" and collectively as the "Option Periods") immediately following the Initial Term, during which Option Period(s) all the provisions, conditions and covenants of this Lease shall continue in full force and effect except that "Basic Rent" (as hereinafter defined) payable for the Option Period(s) shall be as set forth in Section 5(a) of this Lease. Each Renewal Option shall be deemed exercised automatically unless Tenant shall give Landlord written notice of its election not to exercise any such Renewal Option at least one hundred eighty (180) days prior to the expiration of the Initial Term or any then-current Option Period, as applicable.

     c) From and after the date on which a Renewal Option is exercised, references to the words "Term" in this Lease shall include the Option Period(s) by which the Term shall have been extended. In the event this Lease is canceled or terminated, the expiration date of this Lease shall be that date on which this Lease is canceled or terminated. The term "Lease Year" shall mean each successive period of twelve (12) consecutive calendar months, commencing on the anniversary of the Rent Commencement Date, except that the first Lease Year shall commence on the Rent Commencement Date.

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5)   RENT.

     a) Basic Rent. Commencing on the Rent Commencement Date, during each Lease Year, Tenant shall pay Landlord the following monthly sums ("Basic Rent") which shall be payable, in advance, on the first day of each month:

     Initial Term:
          Years 1-10                               $6,446.00 per month
          Years 11-15                              $7,090.58 per month
          First Option Period                      $7,445.17 per month
          Second Option Period                     $7,817.42 per month
          Third Option Period                      $8,208.25 per month

     If the Rent Commencement Date shall be a day other than the first day of a month, the amount of Basic Rent shall be prorated for the balance of such month on a per diem basis, and the prorated Basic Rent for such month shall be due and payable on the Rent Commencement Date.


     b) Tenant shall have no obligation to pay Basic Rent or any other charges due under this Lease to any party other than Landlord unless and until Tenant has received notice of a change given pursuant to Section 24 below. In the event such notice is given in connection with a transfer or sale of Landlord's interest in the Leased Premises and/or this Lease, such notice shall not be binding upon Tenant until Tenant has received (i) a copy of the instrument assigning or transferring Landlord's interest, (ii) a letter specifying the addresses to which rent and notices are to be forwarded to such assignee or transferee and (ii) a W-9 form executed by the assignee or transferee. The instrument assigning or transferring Landlord's interest shall evidence the fact that such assignee or transferee has assumed all of Landlord's obligations under this Lease and has acquired sufficient title to the Leased Premises to enable such assignee or transferee to perform such obligations; provided, however, this provision shall not be applicable to any transfer given as security for a loan, and no transfer shall release a prior Landlord from any liability hereunder that accrued during the period of such prior Landlord's ownership of the Leased Premises.

6)   WARRANTIES.

     a) Landlord warrants and represents that, as of the Commencement Date and during the Term:

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          i) Landlord (1) is a limited  liability  company duly formed,  validly existing and in good  standing  under the law of the State of Georgia,
          (2) is qualified to do business in and is in good standing under the laws of the State of Georgia in which the Land is located (the "State"), and (3) has full right and power to execute and perform this Lease and to grant the estate demised herein; Landlord's Managing Member, who is acting as its signatory for this Lease, is duly authorized  and  empowered  to act for and on  behalf  of the  limited
          liability  company,  and  this  Lease,   including  its  execution  by
          Landlord, is enforceable and binding upon Landlord and has been authorized by all requisite action on behalf of the limited liability company. Upon request by Tenant, Landlord shall furnish to Tenant (i) written evidence of Landlord's authority to complete this transaction and empowering those executing documents on Landlord's behalf to do so and (ii) Landlord's certificate of good standing in the State;

          ii) Landlord is either currently the owner of the Land in fee simple absolute or will become such owner; this Lease is and shall be a first lien on the Leased Premises subject only to any "Mortgage" (as hereinafter defined) or "Ground Lease" (as hereinafter defined) to which this Lease may be subordinated as set forth in Section 20 below; and neither the "Permitted Encumbrances" (as hereinafter defined) nor any other encumbrances grant any other party the rights to use any parking spaces located on the Leased Premises;

          iii) Neither the execution and delivery by Landlord of this Lease nor the performance by Landlord of the terms hereof will (x) conflict with or violate any other agreement or instrument or any writ, order or decree to which Landlord is a party or by which Landlord is bound or
          (y) be precluded by or cause a breach of any agreement, mortgage, contract or other instrument or document to which Landlord is a party or which encumbers or otherwise adversely affects the Leased Premises; and

          iv) This Lease represents the valid, binding obligation of Landlord, enforceable against Landlord in accordance with its terms.

     b) Landlord warrants and represents that, as of the Commencement Date:

          i) The Leased Premises is presently, or will be prior to commencement of the Work, properly subdivided in compliance with all applicable laws and regulations and constitutes a tax parcel separate from any other real property; the zoning classification of, and all other governmental regulations pertaining to, the Leased Premises shall permit the construction by Landlord as provided by this Lease and the use of the Leased Premises by Tenant in accordance with the terms of this Lease; and the number of parking spaces totaling thirty-nine (39) spaces as shown on the Site Plan shall be provided in the parking area;

          ii) Landlord's fee simple interest in the Leased Premises is free and clear of any mortgages, deeds, encumbrances, declarations, easements, agreements, leases,

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          tenancies, restrictions, rules or regulations which affect or restrict or could affect or restrict the use or intended use of the Leased Premises by Tenant, its employees, customers, invitees, successors and/or assigns, except those matters set forth on Exhibit "H" attached
          hereto  and  entitled   "Permitted   Encumbrances"   (the   "Permitted
          Encumbrances"); and

          iii) The execution and delivery of this Lease by Landlord has been duly authorized by all required corporate action.

     c) Tenant represents and warrants to Landlord that:

          i) Tenant (1) is a corporation duly formed, validly existing and in good standing under the law of the Commonwealth of Virginia and (2) is qualified to do business in and is in good standing under the laws of the State;

          ii) Neither the execution by Tenant of this Lease nor the performance by Tenant of the terms hereof will conflict with or violate any other agreement or instrument or any writ, order or decree to which Tenant is a party or by which Tenant is bound; and

          iii) The execution and delivery of this Lease by Tenant has been duly authorized by all required corporate action, and this Lease represents the valid, binding obligation of Tenant, enforceable against Tenant in accordance with its terms.

7) TENANT'S FURNISHINGS. FIXTURES. EQUIPMENT AND OTHER PERSONAL PROPERTY. Tenant, at its sole cost and expense, may supply and install anywhere in or on the Leased Premises any furnishings, fixtures, equipment and/or other personal property, including a satellite dish and any necessary cables or supporting equipment (collectively, "Personal Property"), which it deems necessary for its use of the Leased Premises; provided, however, that Tenant shall repair, at its own expense, any damage to the Leased Premises occasioned by such installation. Landlord and Tenant recognize that Tenant may commence the installation of its Personal Property prior to the Completion Date, as defined in the Construction Provisions. Any such Personal Property supplied and installed in the Leased
Premises, except that which is permanently attached, shall be and remain the property of Tenant. Such delivery, installation and placement of Personal Property in the Leased Premises by Tenant shall not constitute final acceptance or actual possession of the Leased Premises by Tenant, and shall not obligate Tenant to pay Basic Rent or other charges prior to the Rent Commencement Date set forth in Section 4(b) of this Lease. It is agreed by Landlord and Tenant that upon and during delivery of such Personal Property by Tenant, Landlord shall provide Tenant with a secure structure and access to the Leased Premises.

Any damage to the Leased Premises occasioned by the removal of such Personal Property shall be repaired by Tenant at its sole cost and expense, unless such damage is caused by Landlord's negligence, intentional misconduct, or willful acts, or the negligence, intentional misconduct, or willful acts of Landlord's agents in which event such damage shall be repaired by Landlord at its sole

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sole cost and expense.  Risk of loss as to such Personal  Property  shall remain with Tenant at all times prior to and during the Term. Tenant shall indemnify, defend, and save Landlord harmless from and against all claims, suits, liabilities and expenses, including reasonable attorneys' fees, for damage or injury to persons or property directly resulting from Tenant's negligent installation of Personal Property in the Leased Premises, except to the extent that such claim, suit, liability or expense is caused, in whole or in part, by
Landlord's  negligence,   intentional  misconduct,   or  willful  acts,  or  the
negligence, intentional misconduct, or willful acts of Landlord's employees, agents or contractors.

8)   TENANT'S ALTERATIONS AND SIGNS.

     a) Tenant shall have the right, but not the obligation, at its sole cost and expense and at any time, without Landlord's consent, to make non-structural improvements, alterations and replacements in, on or to the Leased Premises. Tenant agrees that such improvements, alterations, additions and replacements will (i) be made in a good and workmanlike manner by licensed contractors and (ii) comply with all applicable laws, and Tenant shall defend, indemnify and hold Landlord harmless from any and all costs, damages and expenses resulting therefrom, except to the extent that such costs, damages or expenses are caused by Landlord's negligence, intentional misconduct, or acts or omissions, or the negligence, intentional misconduct, or acts or omissions of Landlord's agents or contractors. Tenant shall not make any structural improvements, alterations, additions or replacements without first obtaining Landlord's written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. If Landlord's consent is required and if plans and specifications for such work must be prepared in order for Tenant to obtain a building permit for such work, then conceptual plans and specifications for such work shall be provided to Landlord prior to commencement of any such work. Landlord shall be deemed to have consented to such work if written notice of disapproval, with reasons specified, is not received by Tenant within thirty (30)days following Tenant's delivery of such plans and specifications to Landlord. Without cost or expense to Landlord, Landlord shall cooperate with Tenant in Tenant's efforts to obtain any and all licenses, building permits, certificates of occupancy or other governmental approvals which may be required in connection with any such improvements, alterations, additions and replacements, and Landlord shall execute, acknowledge and deliver any documents reasonably required in furtherance of such purposes.

     b) Tenant may erect, at its cost and in its sole discretion, an announcement sign on the Leased Premises, the location, size and style of which shall be in Tenant's sole and absolute discretion, announcing Tenant's future business at the Leased Premises. Tenant may, at its cost and in its sole discretion, but subject to compliance with all applicable governmental regulations, install (1) any and all exterior signs on the exterior walls and/or roof of the Leased Premises as it deems necessary and
     (2) any and all pylon or monument signs on the Leased Premises as it deems necessary. Tenant's ability to erect at the Leased Premises no less than
     185.64 square feet of exterior signage in the color(s), size(s) and location(s) shown on Exhibit B, Attachment II (the "Elevations") and Exhibit "1-1" and no less than a 60 square foot pylon sign in the color(s), size(s) and location(s) shown in Exhibit "1-2" attached hereto and on the

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     Site Plan is a condition precedent to its obligations under this Lease and, in that regard, Tenant shall apply for all necessary governmental permits for its desired signage within a reasonable period of time after the Commencement Date of this Lease and shall reasonably diligently pursue such application thereafter. In the event Tenant does not receive all necessary governmental permits for Tenant's desired signage by the date Landlord has received the "Approvals" (as defined in Section 3(a) of the Construction Provisions), Tenant, at its option, may terminate this Lease by giving written notice to Landlord. If local laws do not permit the signage that Tenant desires to erect, then Tenant may, at its expense, seek a sign code variance to allow Tenant's signage. Landlord shall execute any documents, forms or applications necessary for Tenant to obtain all necessary zoning approvals, variances or special exceptions for any and all of Tenant's signage and shall promptly execute all documents required in connection therewith. Notwithstanding anything contained herein to the contrary,
     Tenant shall be entitled, without Landlord's consent, but subject to compliance with all applicable governmental regulations, to replace any and all of its signs with signage consistent with Tenant's then-current prototypical sign plans. In the event of an assignment or subletting as a result of which Tenant is no longer occupying any portion of the Leased
     Premises,   Tenant's  signs  may  be  replaced  by  signs  identifying  the appropriate assignee or subtenant, provided that the specific design of such signage shall be subject to Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

     c) Any alterations made by Tenant to the Leased Premises shall hereinafter be referred to as the "Tenant's Improvements." Except for Tenant's Personal Property, the Tenant's Improvements that are permanently attached or affixed to the Leased Premises shall become the property of Landlord upon the expiration of this Lease.

9)   ASSIGNMENT AND SUBLEASING.
Tenant shall have the right to sublet, assign, transfer, reassign and grant concessions or licenses (a "Transfer") in all or any part of the Leased Premises and any of Tenant's rights and obligations under this Lease, without Landlord's consent. In the event of such a Transfer, Tenant shall remain liable for all of Tenant's obligations to Landlord arising hereunder so long as this Lease is not changed, modified or amended in any respect by Landlord and any transferee. Should Tenant wish to be relieved of its obligations hereunder upon a Transfer, Landlord's prior consent to a Transfer shall be required, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the immediately preceding sentence, in the event any assignee hereunder or assignee's guarantor subsequent to an assignment has a net worth calculated in accordance with generally accepted accounting principles equal to or greater than the net worth of Advance Stores Company, Incorporated, as of the end of the fiscal year in which the Commencement Date of this Lease occurs, Landlord's consent to such assignment shall not be necessary, and Tenant shall thereafter automatically (and without any action by Landlord) be relieved of any further obligations under this Lease. Landlord acknowledges and agrees that Landlord's conditioning of the granting of its consent upon obtaining (i) a material amendment  or  modification  to  the  terms  of  this  Lease  or  (ii)  monetary compensation,  shall  be  deemed  unreasonable.  In the  event  Tenant  shall be reorganized, merged or consolidated with any other corporation, limited liability company or other business entity, or shall sell all or substantially all of its assets, any resulting or surviving corporation, limited liability

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company or other business entity, or any other person,  which shall, as a result of such reorganization, merger, consolidation or sale, succeed to substantially all of the assets or the business of Tenant, and which shall assume all of the liabilities and obligations of Tenant under this Lease, shall automatically and without the necessity of further assignment or any other act become and be Tenant under this Lease in accordance with and subject to all of the terms, provisions and conditions hereof. Tenant shall give Landlord notice of any Transfer, such notice to include a copy of the original instrument evidencing such Transfer; provided, however, that Tenant's failure to provide such notice shall not be an "Event of Default" (as hereinafter defined) by Tenant hereunder or give Landlord the right to exercise any right or remedy against Tenant hereunder.

10)  MAINTENANCE AND REPAIRS:

     a) Subject to Landlord's repair and restoration obligations described in Sections 10(b) and 14 below, Tenant shall, at its cost, during the Term (excluding the Construction Term):

          i) Maintain, repair and/or replace, in good condition, ordinary wear and tear excepted, each and every portion of the Leased Premises (including, without limitation, all exterior signs related to safety required by law [including handicapped parking signs and fire lane signs] and the exterior of the Building) except for any items the maintenance, repair or replacement of which are Landlord's responsibility hereunder; and

          ii) Keep the Leased Premises in a reasonably clean and neat condition and not permit the accumulation of any trash, rubbish or garbage (except as accumulated in containers awaiting collection or disposal) in, on or about any part of the Leased Premises and arrange for collection or disposal of accumulated trash, rubbish and garbage from the Leased Premises.

     b) Notwithstanding the provisions of Section 10(a) above and anything contained herein to the contrary, Landlord shall be responsible, at its sole cost and expense, for the following maintenance, repairs and/or replacements to the Leased Premises during the Term:

          i) any and all maintenance, repairs and/or replacements to the slab, foundation and structure of the Leased Premises (including, without limitation, repairing any cracks or other damage thereto, but specifically excluding painting of the exterior walls unless painting is required as a result of Landlord's failure to maintain, repair and/or replace the slab, foundation or structure as provided herein);

          ii) any and all maintenance, repairs and/or replacements to the parking area of the Leased Premises in the event that Landlord fails to deliver the certificate as to the parking area of the Leased Premises as required by Section 2(c) of the Construction Provisions or fails to construct the parking area in accordance with the design standards therefor as required by Section 2(b) of the Construction Provisions;

          iii) any and all maintenance, repairs and/or replacements to the roof of the Leased Premises, in the event that Landlord fails to deliver the certificates and warranties as to the roof of the Leased Premises required by Section 2(d) of the Construction Provisions;

          iv) any and all maintenance, repairs and/or replacements to the heating, ventilation and air-conditioning system of the Leased Premises (the "HVAC"), in the event that Landlord fails to deliver the certificates as to the HVAC as required by Section 2(e) of the Construction Provisions;

          v) any and all maintenance, repairs or replacements which become necessary as a result of Landlord's negligence, intentional misconduct, or acts or omissions, or the negligence, intentional misconduct, or acts or omissions of Landlord's agents or contractors; and

          vi) any and all maintenance, repairs and/or replacements to the Leased Premises which (i) are required during the first Lease Year of the Term due to the original construction of the Leased Premises or (ii) are made necessary by reason of defects in the workmanship or materials used in the construction of any portion of the Leased Premises (except for any portion of the Leased Premises that was constructed by Tenant) or are due to the settling of the Leased Premises.

     c) With  regard to those items which are  Landlord's  responsibility  under
     Section 10(b) above, if an emergency situation occurs, Tenant shall make all reasonable efforts to contact Landlord by telephone or facsimile to advise Landlord of the need for such maintenance, repair or replacement. If after making reasonable efforts to contact Landlord, either Tenant is unable to contact Landlord or if Tenant succeeds in contacting Landlord, and Landlord fails to undertake action to correct the emergency situation within twenty-four (24) hours, Tenant may perform such maintenance, repair or replacement as Tenant deems necessary. Within thirty (30) days after written notice from Tenant (accompanied by an invoice or other reasonable evidence of the costs to be reimbursed), Landlord shall pay Tenant an amount equal to the actual, out-of-pocket costs incurred by Tenant in the performance of such maintenance, repair and/or replacement. If Landlord fails to pay to Tenant such costs within such thirty (30) day period, then Tenant may deduct the amount of such costs from Basic Rent and any other charges owed by Tenant to Landlord. For purposes of this Section 10(c), an "emergency situation" means a condition or state of facts which if not corrected would result in further damage to the Leased Premises or its contents or personal injury or damage to any other property or which would in any way prevent Tenant from conducting its business at the Leased Premises in its customary manner. The provisions of this Section 10(c) shall control over any conflicting provisions contained in this Lease.

     d) Landlord shall protect, defend, indemnify and hold Tenant harmless from all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) incurred for work, labor, repairs, alterations, improvements, services and/or materials supplied to the Leased Premises by or at the direction of Landlord, or which may occur, result from or arise out of the failure of Landlord during the Term to make properly any required repairs or perform any maintenance which is the responsibility of Landlord under this Lease, except to the extent that such losses, damages, liabilities, costs and/or expenses arise out of Tenant's negligence, intentional misconduct, or acts or omissions, or the negligence, intentional misconduct, or acts or omissions of Tenant's agents or contractors. Tenant shall protect, defend, indemnify and hold Landlord harmless from all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) incurred for work, labor, repairs, alterations, improvements, services and/or materials supplied to the Leased Premises by or at the direction of Tenant, or which may occur, result from or arise out of the failure of Tenant during the Term to make properly any required repairs or perform any maintenance which is the responsibility of Tenant under this Lease, except to the extent that such losses, damages, liabilities, costs and/or expenses arise out of Landlord's negligence, intentional misconduct, or acts or omissions, or the negligence, intentional misconduct, or acts or omissions of Landlord's agents or contractors.

     e) Landlord hereby assigns to Tenant all of Landlord's interest in, and rights under (including rights to enforce), all warranties and guaranties received in connection with the Work or any other work, maintenance, repairs and/or replacements performed by, or at the direction of, Landlord in, on or at the Leased Premises; provided, however, that Landlord shall retain such interest in and rights under such warranties and guaranties as are necessary or desirable for Landlord to complete any maintenance, repairs and/or replacements to the Leased Premises which (i) are required during the first Lease Year of the Term due to the original construction of the Leased Premises or (ii) are made necessary by reason of defects in the workmanship or materials used in the construction of any portion of the Leased Premises (except for any portion of the Leased Premises that was constructed by Tenant) or are due to the settling of the Leased Premises, as provided in Section 10(b)(vi) above.

11)  UTILITIES.
Tenant agrees to pay the charges and all required deposits for all utility services furnished to and used by Tenant in the Leased Premises during the Term directly to the utility companies providing such services, excluding any and all connection fees, hook-up charges, impact fees and other similar costs related to the initial start-up expenses for providing such services to the Leased Premises, all of which costs and expenses shall be paid by Landlord. Subject to applicable law, Tenant shall be entitled to select the utility service provider which shall provide water, electric, gas, cable and telecommunication services to the Leased Premises.

12)  INSURANCE; INDEMNIFICATION.

      a) During the Term (excluding the Construction Term), Tenant shall, at its sole cost and expense, obtain and maintain property insurance covering the Leased Premises in an amount not less than the full replacement cost thereof, with such deductibles and retentions as determined by Tenant in its sole and absolute discretion. Such insurance shall be provided by companies authorized to do business in the State.

     b) During the Term (excluding the Construction Term) Tenant shall maintain with respect to the Leased Premises a policy of commercial general liability insurance, which insurance shall stipulate limits of liability of not less than $2,000,000 each occurrence, single limit bodily injury and/or property damage combined (with such deductibles and retentions as determined by Tenant in its sole and absolute discretion), and shall be provided by companies authorized to do business in the State.

     c) Tenant shall, within fifteen (15) days after receipt of written request therefor by Landlord, provide Landlord with (i) evidence of such property insurance and (ii) a certificate of such commercial general liability insurance, each naming Landlord and Landlord's Mortgagee as additional insureds or loss payees, as applicable, and providing that the applicable coverage shall not be cancelled without thirty (30) days notice to the holder of such evidence or certificate, as applicable.

     d) Notwithstanding anything to the contrary contained herein, Tenant shall have the right to self-insure against any of the risks or portions thereof set forth in this Section 12, provided Tenant then has a reported net worth (calculated in accordance with generally accepted accounting principles), as of the end of Tenant's most recent quarterly reporting period, of not less than One Hundred Million Dollars ($100,000,000).

     e) Landlord shall maintain with respect to the Leased Premises a policy of commercial general liability insurance, which insurance shall stipulate limits of liability of not less than $2,000,000 each occurrence, single limit bodily injury and/or property damage combined, and shall be provided by companies authorized to do business in the State. Such policies of insurance shall name Tenant as an additional insured. Landlord shall, within a reasonable period of time after receipt of written request therefor by Tenant, provide a certificate of such commercial general liability insurance evidencing Tenant as an additional insured on such policy and providing that the applicable coverage shall not be cancelled or modified without thirty (30) days notice to the holder of such certificate,

     f) During any period in which Landlord or Tenant is conducting construction activities at, in or on the Leased Premises, such party shall keep, or cause its general contractor to keep, in full force and effect, with regard to the Leased Premises, in form reasonably acceptable to the other party, at least the minimum insurance coverages set forth below:

          i) Worker's Compensation - Statutory Limits; Employers Liability -$2,000,000;

          ii)  Automobile  Liability for all vehicles with limits of $1,000,000;
          and

          iii) Commercial General Liability to include premises operations and products/completed operations coverage with limits of $3,000,000.

     Additionally, such party shall keep or require its general contractor to keep in full force and effect a policy of builder's risk insurance covering loss or damage to the Leased Premises for the full replacement cost of all such construction. To the fullest extent the other party has an insurable interest, such liability policy shall name the other party as an additional insured and such builder's risk policy shall name the other party as a loss payee.

     g) Any insurance coverage enumerated in this Lease may be effected by a blanket policy or policies of insurance or under so-called "multi-peril" or "package" insurance policies, provided that the total amount of insurance available with respect to the Leased Premises and Tenant's or Landlord's liability hereunder shall be at least the equivalent of separate policies in the amounts herein required, and provided further that in other respects any such policy or policies shall comply with the provisions of this Lease. Landlord shall not be entitled to self-insure any of the insurance coverages recited herein. An "umbrella" policy may be provided and utilized by either party to increase the limit provided by any individual or blanket policies in lower amounts, and the combined occurrence and aggregate limits provided by all such policies with respect to the Leased Premises and Tenant's or Landlord's liability hereunder shall be satisfactory provided that the terms and conditions of such policies otherwise comply with the provisions of this Lease.

     h) Notwithstanding anything to the contrary contained herein, Landlord and Tenant hereby release each other, to the extent of their agreed-upon insurance coverage, from any and all liability for any loss or damage caused by fire or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under such other party.

     i) Landlord hereby agrees to exonerate, protect, defend, indemnify and hold Tenant and its officers, directors, stockholders, members, beneficiaries, partners, representatives, agents and employees harmless from and against any and all losses, damages, claims, suits or actions, judgments and costs (including reasonable attorneys' fees) arising out of any injury to or death of persons or damage to property on or about the Leased Premises caused by the intentional or negligent acts or omissions of Landlord or its employees, agents or contractors. Tenant agrees to exonerate, protect, defend, indemnify and hold Landlord and its officers, directors, stockholders, members, beneficiaries, partners, representatives, agents and employees harmless from and against any and all losses, damages, claims, suits or actions, judgments and costs (including reasonably attorneys' fees) arising out of any injury to or death of persons or damage to property on or about the Leased Premises caused by the intentional or negligent acts or omissions of Tenant or its employees, agents or contractors.

13)  REAL ESTATE TAXES.

     a) Commencing on the Rent Commencement Date, during the Term, Tenant shall reimburse Landlord for all "Real Estate Taxes" (as hereinafter defined). If the Rent Commencement Date occurs or the Term terminates during any part of a calendar year, Tenant shall be responsible for such Real Estate Taxes for only that portion of the calendar year for which Tenant is responsible to pay Basic Rent hereunder. However, the amount of Real Estate Taxes attributable to the Leased Premises for which Tenant shall reimburse Landlord in part shall be less any abatements, discounts or refunds thereon. In paying such Real Estate Taxes, Landlord agrees to take full advantage of any and all available discounts, and Tenant shall not be obligated to pay any portion of any penalty or interest for delinquent payment, nor shall Tenant be obligated to pay any portion of sums owed by Landlord due to failure of Landlord to take advantage of any discount. Tenant shall reimburse Landlord for such Real Estate Taxes within thirty
     (30) days of receipt from Landlord of a receipted tax bill (or in the alternative copy of the tax bill and a copy of Landlord's check to the appropriate governmental agency or authority) evidencing Landlord's payment thereof to the taxing authority.

     b) Tenant shall have the right, at Tenant's sole expense, to contest the amount or validity, or otherwise seek an exemption or abatement, of any Real Estate Taxes or to seek a reduction in the valuation of the Leased Premises assessed for purposes of Real Estate Taxes by appropriate proceedings diligently conducted in good faith, provided that (i) Tenant shall first have notified Landlord in writing of its intent to do so and
     (ii) such contest will not result in the foreclosure, loss or forfeiture of the Leased Premises, or any portion thereof. In any instance where any such action or proceeding is being undertaken by Tenant, Landlord shall (i) cooperate with Tenant, (ii) execute any and all documents required in connection therewith and (iii) if required by any law, rule or regulation of the taxing authority, shall join with Tenant in the prosecution thereof. Upon the termination of the proceedings set forth above (unless the taxing authority requires that Real Estate Taxes be paid under protest prior to commencement of such proceedings), Tenant shall pay the applicable Real Estate Taxes as finally determined in such proceedings, the payment or partial payment of which may have been deferred during the prosecution of such proceedings. Tenant shall be entitled to a refund of any overpayment of Real Estate Taxes relating or allocable to the Leased Premises, as well as a reimbursement from the appropriate taxing authority of all costs, fees and expenses it incurs in such protest or reassessment.

     c) For purposes of this Lease, the term "Real Estate Taxes" shall mean all general real estate taxes and assessments and other ad valorem taxes, rates and levies paid upon or with respect to the Leased Premises for a calendar year or a portion thereof to any governmental agency or authority and all charges specifically imposed in lieu of any such taxes, but specifically excluding "roll-back" taxes or other similar land use charges. Nothing contained  in this Lease  shall  require  Tenant to pay any local,  county, municipal, state or federal income, franchise, corporate, estate, inheritance, succession, capital levy, business or transfer tax of Landlord, or any local, county, municipal, state or federal income, profits, gross receipts, sales or renewal tax or charge upon the rent or other charges payable by Tenant under this Lease.

     d) Landlord and Tenant understand and acknowledge that certain credits, exemptions, refunds or abatements against tax obligations of Tenant and/or Landlord, whether with respect to Real Estate Taxes, personal property taxes, sales taxes, use taxes, gross receipts taxes, income taxes, payroll taxes, value added taxes or other taxes (collectively, "tax benefits"), as well as incentive payments or credits directly or indirectly from governmental authorities ("incentive payments") may become available as a result of the construction, use, occupancy or conduct of Tenant's business at the Leased Premises, or the decision of Tenant to establish and/or operate a business at the Leased Premises. The full amount of such tax benefits and incentive payments shall be the property of Tenant. In the event that any such tax benefit or incentive payment is paid to, accrues to the benefit of, or is otherwise received by Landlord, at Tenant's option:

          i) Landlord shall immediately account for and pay over the full amount of such tax benefit or incentive payment to Tenant; or

          ii) Tenant may offset the full amount of such tax benefit or incentive payment against Basic Rent and any other charges payable by Tenant to Landlord hereunder.

     Landlord shall cooperate with Tenant and execute any documents, forms, or applications as reasonably requested by Tenant in order to enable Tenant to obtain any tax benefits or incentive payments directly available to Tenant.

14)  DAMAGE OR DESTRUCTION.

     a) If, during the Term, a fire or other casualty shall render the whole or any portion of the Leased Premises untenantable, in Tenant's reasonable judgment, and if, in Tenant's reasonable judgment, the Leased Premises can reasonably be expected to be restored to substantially the same condition existing immediately prior to such casualty within one hundred eighty (180) days from the date of such casualty, Landlord shall repair and restore the Leased Premises to substantially the same condition existing immediately prior to such casualty within such one hundred eighty (180) day period (subject to any delays caused by a "Force Majeure Event" [as hereinafter defined]). In the event that Landlord timely completes such repair and/or restoration, this Lease shall remain in full force and effect. During the period during which such repair and/or restoration is being performed, rent otherwise payable hereunder shall abate in the proportion that the area of the Leased Premises rendered untenantable bears to the entire area of the Leased Premises until the Leased Premises is completely restored, repaired, or replaced to the satisfaction of Tenant; provided, however, that no rent shall be payable for any portion of the Leased Premises unless Tenant is able to conduct its usual business on that portion of the Leased Premises that remains tenantable. In the event that Landlord shall undertake to perform such repair and restoration of the Leased Premises, Tenant shall, prior to Landlord commencing such repair and restoration, provide Landlord with (i) all insurance proceeds and (ii) the amount of the difference between the insurance proceeds and the full replacement cost of the Leased Premises.

     b) If, during the Term, a fire or other casualty shall render the whole or any portion of the Leased Premises untenantable, in Tenant's reasonable judgment, and if, in Tenant's reasonable judgment, the Leased Premises cannot reasonably be expected to be repaired and restored within one hundred eighty (180) days from the date of such casualty, then Tenant may, by written notice to Landlord sent within sixty (60) days from the date of such casualty, terminate this Lease, which termination shall be effective as of the date of such casualty.

     c) If any such fire or other casualty which renders the whole or any portion of the Leased Premises untenantable occurs during the final Lease Year of the Initial Term or of any Option Period, Tenant may, within thirty
     (30) days after the date of such casualty, give written notice to Landlord of Tenant's intention to extend the Term pursuant to the next applicable Renewal Option provided for in Section 3 of this Lease, in which event Landlord shall be obligated to repair and/or restore the Leased Premises as provided in this Section 14. In the event Tenant shall not so elect to extend the Term, both Landlord and Tenant shall each have the option to terminate this Lease by written notice from the terminating party to the other party given within sixty (60) days after the date of such casualty and, in such event, this Lease shall terminate as of the date of such casualty,

     d) If this Lease is terminated pursuant to this Section 14, Landlord shall promptly pay to Tenant any prepaid but unearned Basic Rent and other charges paid by Tenant, or Tenant shall promptly pay to Landlord any Basic Rent and other charges earned and unpaid, and Landlord shall have the right to (i) the amount of all insurance proceeds and (ii) the amount of the difference between the insurance proceeds and the full replacement cost of the Leased Premises.

     e) If, during the Term, a fire or other casualty shall damage or destroy any portion of the Leased Premises but shall not render the Leased Premises untenantable, in Tenant's reasonable judgment, Tenant shall repair all such damage or destruction except to the extent fire or other casualty damages or destroys any structural elements of the Leased Premises (as set forth in Section 10(b)). Landlord shall repair any damage or destruction to the structural elements of the Leased Premises (as set forth in Section 10(b)) within sixty (60) days from the date of such casualty; Tenant shall provide Landlord with (i) all insurance proceeds associated with such damage or destruction of the structural elements of the Leased Premises and (ii) the amount of the difference between the insurance proceeds and the cost to repair any such damage or destruction of the structural elements of the Leased Premises.


     f) If Landlord is required to repair and restore the Leased Premises pursuant to this Section 14, the applicable provisions of Section 2 above and the Construction Provisions shall apply with respect to Landlord's construction work related to such repair or restoration. However, if the nature of the damage is such that it would be impractical to apply some or all of the provisions of Section 2 and the Construction Provisions to Landlord's construction work as mutually and reasonably determined by Landlord and Tenant, then Landlord and Tenant shall agree on an alternative provision or provisions which shall be incorporated into a written agreement executed by both Landlord and Tenant.

15)  CONDEMNATION.

     a) If the whole of the Leased Premises shall be acquired or taken by eminent domain, condemnation or private purchase under threat thereof or in lieu thereof, including, without limitation, the physical occupation of the Leased Premises or any portion thereof or the filing of eminent domain or condemnation papers by appropriate authorities (a "Taking"), then this Lease and the Term shall automatically cease and terminate as of the date on which the condemning authority or private purchaser shall have the right to possession of the Leased Premises or any portion thereof (the "Taking Date").

     b) If any part of the Leased Premises shall be so taken and such partial Taking shall render that portion not so taken unsuitable, as determined by Tenant in its reasonable discretion, for the purposes for which the Leased Premises were leased, or if any access, curb cut or other access point on or to the Leased Premises is modified in a manner which adversely and materially affects Tenant's business or is lost as a result of any Taking, then Tenant shall have the right to terminate this Lease by written notice sent to Landlord within twelve (12) months after the Taking Date. If any part of the Leased Premises shall be so taken and this Lease shall not be so terminated, then this Lease shall continue in full force and effect except that the Basic Rent and all other charges payable by Tenant shall be reduced in the same proportion that the gross leasable area of the portion of the Leased Premises that has been taken bears to the total gross leasable area of the entire Leased Premises and Landlord shall, within thirty (30) after the Taking Date, commence to make all necessary repairs and alterations to restore the untaken portion of the Leased Premises to as near its former condition as practicable such that the untaken portion of the Building will be a complete architectural unit. In its performance of such repair and/or restoration work pursuant to this Section 15, the applicable provisions of Section 2 above and the Construction Provisions shall apply with respect to Landlord's construction work related to such repair or restoration. However, if the nature of the damage is such that it would be impractical to apply some or all of the provisions of Section 2 and the Construction Provisions to Landlord's construction work as mutually and reasonably determined by Landlord and Tenant, then Landlord and Tenant shall agree on an alternative provision or provisions which shall be incorporated into a written agreement executed by both Landlord and Tenant.

     c) If this Lease is terminated as provided in this Section 15, Landlord shall promptly pay to Tenant any prepaid but unearned Basic Rent and other charges, or Tenant shall promptly pay to Landlord any Basic Rent and other charges earned and unpaid.

     d) In the event of a Taking, whether permanent or temporary, of any pylon or monument sign (as contemplated by Section 8(b) above) on which Tenant has installed identification panels, Tenant shall provide a substitute site (reasonably acceptable to Tenant) therefor, within a reasonable period of time after such Taking. If Landlord shall receive compensation from the condemning authority for such Taking of any such sign, Landlord shall pay said compensation to Tenant within fifteen (15) days after Landlord's receipt thereof. e) In the event of a Taking as described in this Section 15, Tenant shall be entitled to claim compensation from the condemning authority for (i) the value of its leasehold estate in the Leased Premises and (ii) damages occurring by reason of the Taking, including but not limited to loss of good will or future profits or in respect of Tenant's Personal Property, the cost or expense for the repair and removal of such Personal Property, moving or relocation expenses, and any other items to which Tenant may be entitled under applicable law.

16)   TENANT'S DEFAULT:

     a) The following shall constitute an event of default by Tenant hereunder (an "Event of Tenant Default");

          i) Tenant's failure to make any payment of money required by this Lease (including, without limitation, Basic Rent or Real Estate Taxes) (subject to Tenant's right of good faith contest), within ten (10) days after Tenant's receipt of written notice from Landlord to Tenant that same is overdue; or

          ii) Tenant's failure to observe or perform any other material provision of this Lease within thirty (30) days after Tenant's receipt of written notice from Landlord to Tenant specifying such default and demanding that the same be cured; provided that if such default cannot with due diligence be wholly cured within such thirty (30) day period, Tenant shall have such longer period as is reasonably necessary to cure the default, so long as Tenant proceeds promptly to commence the cure of same within such thirty (30) day period and diligently prosecutes the cure to completion.

     b) Upon the occurrence of an Event of Tenant Default, at Landlord's option, in addition to any and all other remedies which it may have at law and/or in equity (except as provided below), and without its actions being deemed an election of remedies or a cure of Tenant's default, Landlord may (a) terminate this Lease or (b) re-enter the Leased Premises by judicial proceeding, expel Tenant and remove all property from the Leased Premises, and relet the Leased Premises at the best possible rent obtainable and receive the rent therefrom. In the event Landlord relets the Leased Premises, all rentals received by Landlord shall be applied, first, to the payment of any indebtedness other than Basic Rent and other charges due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, excluding tenant upfit costs; third, to the payment of Basic Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of any future Basic Rent and/or other charges due and unpaid hereunder. Tenant shall remain liable to Landlord for the deficiency, if any, between the Basic Rent and all other charges payable by Tenant pursuant to this Lease and the rent and all other charges payable by the new tenant pursuant to the new lease obtained by Landlord on reletting. In the event this Lease shall be terminated as provided above, Landlord, its agents, servants or representatives may immediately or at any time thereafter peaceably re-enter and resume possession of the Leased Premises and remove all persons and property therefrom, by summary dispossession proceedings. The various rights and remedies reserved to Landlord herein are cumulative, and Landlord may pursue any and all such rights and remedies, whether at the same time or otherwise (to the extent not inconsistent with specific provisions of this Lease); provided that Landlord shall have the duty in any instance to mitigate its damages with respect to any Event of Tenant Default. Notwithstanding anything herein to the contrary, (i) Landlord expressly waives its right to forcibly dispossess Tenant from the Leased Premises, whether peaceably or otherwise, without judicial process, such that Landlord shall not be entitled to any "commercial lockout" or any other provisions of applicable law which permit landlords to dispossess tenants from commercial properties without the benefit of judicial review and (ii) Landlord shall in no event have any right to accelerate the Basic Rent or any other charges payable by Tenant hereunder.

17)  LANDLORD'S DEFAULT.

     a) The following shall constitute an event of default by Landlord hereunder (an "Event of Landlord Default"):

          (i) Landlord's failure to make any payments of money due Tenant or any third party, including but not limited to the payment of the brokerage commissions pursuant to Section 29(s) below, within ten (10) days after the receipt of written notice from Tenant that same is overdue; or

          (ii) Landlord's failure to perform any nonmonetary obligation of Landlord hereunder within thirty (30) days after receipt of written notice from Tenant to Landlord specifying such default and demanding that the same be cured; provided that, if such default cannot with due diligence be wholly cured within such thirty (30) day period, Landlord shall have such longer period as may be reasonably necessary to cure the default, so long as Landlord proceeds promptly to commence the cure of same within such thirty (30) day period and diligently prosecutes the cure to completion and provided further that in the case of an emergency, Tenant shall be required to give only such notice as is reasonable under the circumstances.

     b) Upon the occurrence of an Event of Landlord Default, at Tenant's option, in addition to any and all other remedies which it may have at law and/or in equity, and without its actions being deemed an election of remedies or a cure of Landlord's default, Tenant may do all or any of the following:

          (i) pay or perform such obligations and offset Tenant's actual cost of performance, including any and all transaction costs and attorneys' fees, against the Basic Rent and any and all other amounts and charges due Landlord hereunder; or

          (ii) withhold Basic Rent and any other payments due to Landlord under this Lease until such Event of Landlord Default, transaction costs and attorneys' fees specified in subsection (i) above, is cured by Landlord; or

          (iii)   terminate  this  Lease  and/or  sue  for  damages,   including
          transaction costs and attorneys' fees specified in subsection (i) above.

          With respect to a breach by Landlord of the provisions of Section 18 below, Tenant shall be entitled to any remedies provided therein, in addition to those remedies provided herein.

          The various rights and remedies reserved to Tenant herein are cumulative, and Tenant may pursue any and all rights and remedies, whether at the same time or otherwise. Notwithstanding the foregoing, a delay by Tenant in exercising its cure rights or other remedies hereunder shall not be deemed a Force Majeure Event for purposes of extending the date(s) established for performance by Landlord.

     c) Any offset made by Tenant against Basic Rent or any other charges otherwise due by Tenant hereunder shall be without liability to Tenant, shall not constitute a default on behalf of Tenant and shall not affect any other rights or remedies Tenant may have against Landlord for failure to comply with the provisions herein.

18)  NON-COMPETITION.

     a) Neither Landlord nor any stockholder, member, partner, beneficiary, successor, assign, personal representative, heir, subsidiary or affiliate of Landlord, nor any person(s) or entity(ies) having a direct or indirect interest in Landlord, shall, for as long as this Lease remains in force and effect, either directly or indirectly, own, occupy or operate, or sell, lease or otherwise transfer to any person or entity, or permit any person or entity to occupy, any land, building, premises or space, whether presently owned or hereafter acquired, located within two (2) miles of the Leased Premises for the purpose of (i) conducting thereon a business similar to that being conducted by Tenant on the Leased Premises or (ii) the sales, display or rental of automotive parts, accessories, supplies and/or maintenance items. In addition, neither Landlord nor any stockholder, member, partner, beneficiary, successor, assign, personal representative, heir, subsidiary or affiliate of Landlord, nor any person(s) or entity(ies) having a direct or indirect interest in Landlord, shall lease, sell or otherwise transfer or convey any such premises adjacent to and/or contiguous with the Leased Premises without imposing thereon a restriction to secure compliance herewith, or permit any tenant or occupant of any such premises or any part thereof to sublet or assign in any manner, directly or indirectly, any part thereof to any person, firm, corporation or other entity engaged in any such business described above, without the prior written consent of Tenant, which consent may be withheld by Tenant in Tenant's sole discretion.

     b) Tenant shall, in the event that there is a breach of any of the provisions of this Section 18, have the following rights and remedies, none of which shall be exclusive of the other remedies or any other remedy otherwise available to Tenant:

          i) Tenant may institute proceedings to enjoin the violation;

          ii) If such breach continues for a period of thirty (30) days after written notice thereof shall have been given by Tenant to Landlord, Tenant may, at any time thereafter, elect to terminate this Lease and, on such election, this Lease shall, on the date stated in the notice of such election, be terminated, and Tenant shall be released and discharged of and from any and all further liability hereunder;


          iii) Landlord shall protect, defend, indemnify and hold Tenant harmless from all losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) sustained or incurred in connection with any proceedings instituted by Tenant as a result of any such breach.

19)  ENVIRONMENTAL:

     a) As used herein, the term "Hazardous Substance" includes petroleum, natural or synthetic gas products and any hazardous, toxic or dangerous waste, pollutant, contaminant, substance or material defined as such in, or for the purposes of, the "Environmental Laws" (as hereinafter defined). For the purposes of this Lease, the term "Environmental Laws" means any environmental, health or safety law, rule, regulation, ordinance, order or decree, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended, any "Superfund" or "Super Lien" law or any other federal, state, county or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any petroleum, natural or synthetic gas products and/or hazardous, toxic or dangerous waste pollutant or contaminant, substance or material as may now or any time hereinafter be in effect,

     b) Landlord represents, warrants and covenants that:

          (i) to the best of Landlord's knowledge and belief, the Leased Premises is in compliance with all Environmental Laws and no Hazardous Substances have been released or threatened to be released upon, in, at, around or under the Land or off-site locations within one (1) mile of the Land that are owned, operated or controlled by Landlord or any party related to Landlord to any degree, except as disclosed in the Phase I Report (as defined in Section 19(c));

          (ii) to the best of Landlord's knowledge and belief, there is not now, pending or threatened, any action, suit, investigation or proceeding against Landlord or the Land, or against any other property relating to the Land, seeking to enforce a right or remedy under common law or under any of the Environmental Laws;

          (iii)  Landlord has, to the best of  Landlord's  knowledge and belief, complied  with  and  will  continue  to  comply  with  all  applicable
          Environmental Laws relating to or affecting the Leased Premises including, without limitation, Landlord's business operations upon or off the Leased Premises (including, without limitation, all
          Environmental Laws with respect to the registration, testing and upgrading of underground or above ground storage tanks);

          (iv) Landlord has not, to the best of Landlord's knowledge and belief, and will not engage in any activities that constitute spilling, leaking, emitting, discharging, injecting, dumping or disposing of any Hazardous Substances into the environment on, above, below or surrounding the Leased Premises;

          (v) to the best of Landlord's knowledge and belief, there is no asbestos-containing material on the Leased Premises;

          (vi) Landlord has, to the best of Landlord's knowledge and belief, obtained, and will at all times continue to obtain and maintain, all required environmental licenses and permits under the Environmental Laws that are necessary for the ownership of the Leased Premises (the "Environmental Permits"), and Landlord has, to the best of Landlord's knowledge and belief, complied with and will comply with all other governmental or regulatory requirements necessary to comply with the Environmental Laws. Landlord is, to the best of Landlord's knowledge and belief, in full compliance with the terms and provisions of the Environmental Permits and will continue to comply with the terms and provisions of the Environmental Permits; and

          (vii) to the best of Landlord's knowledge and belief, there are no Hazardous Substances located on, in, at or under the Leased Premises that exceed action levels.

          Landlord agrees to indemnify and hold Tenant harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultants' fees, and expert fees) arising at any time from or in connection with (i) the presence or release, or suspected presence or release, of Hazardous Substances or asbestos-containing materials at, in or on the Leased Premises unless the Hazardous Substances or asbestos-containing materials are present solely as a result of the breach by Tenant of the provisions of Section 19(d) below or (ii) the violation of any Environmental Laws unless such violation is due solely as a result of the breach by Tenant of the provisions of Section 19(d) below. Without limiting the foregoing, this indemnification (i) shall include any and all costs incurred due to any investigation of the Leased Premises or any cleanup, removal, or restoration mandated by any governmental authorities and (ii) shall specifically include any and all costs due to Hazardous Substances that flow, diffuse, migrate, or percolate into, onto, or under the Leased Premises.

     c) Tenant's obligations under this Lease are conditioned upon (i) the Land being in compliance with all Environmental Laws and (ii) the Land being free from any and all Hazardous Substances. In order to determine preliminarily such compliance with Environmental Laws and the lack of Hazardous Substances, Landlord shall within thirty (30) days of the date of this Lease obtain and provide Tenant with a copy of a Phase I environmental report (the "Phase I Report") to be prepared at Landlord's sole cost and expense. In the event the Phase I Report reflects


          (i) any potential non-compliance with Environmental Laws and/or

          (ii) the potential existence of Hazardous Substances on or under the Land, and the Phase I Report recommends further study, Landlord shall, within thirty (30) days of the date of the Phase I Report, order a Phase II environmental report (the "Phase II Report" and, together with the Phase I Report, the "Environmental Reports") to be prepared at its sole cost and expense. The Environmental Reports shall be prepared by a qualified environmental firm reasonably acceptable to Tenant and shall be addressed and certified to both Landlord and Tenant such that both Landlord and Tenant shall be entitled to rely thereon. In the event the Environmental Reports reflect that

               (i) the Land is not in compliance with the Environmental Laws and/or


               (ii) the Land is not free from any and all Hazardous Substances, this Lease shall be null and void on the later of the thirtieth (30"') day after Tenant receives a copy of the most recent of the Environmental Reports or the thirtieth (30th day) after the Commencement Date unless

                    (i) Tenant expressly waives, in writing, such nullification or
                    (ii) Landlord elects, by written notice given to Tenant prior to the expiration of such thirty (30) day period, to have the non-compliance condition and/or the presence of Hazardous Substances remediated. If Landlord elects to undertake any such remediation, Landlord shall diligently perform such remediation and this Lease shall remain in effect for a period of one hundred and twenty (120) days subsequent to the thirty (30) day period described in the previous sentence (the "Remediation Period") to permit such remediation, but if such remediation has not been completed by the end of the Remediation Period, this Lease may be terminated by Tenant upon written notice to Landlord.

     d) Tenant covenants that, during the period of its possession of the Leased Premises, Tenant and its employees shall comply with all Environmental Laws that are applicable to Tenant's use of the Leased Premises. Tenant agrees to indemnify and hold Landlord harmless from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultants' fees, and expert fees) arising at any time solely as a result of the violation by Tenant and/or its employees of the foregoing covenant. Without limitation of the foregoing, this indemnification shall include any and all costs incurred by Landlord due to any investigation of the Leased Premises or any cleanup, removal, or restoration mandated by any governmental authorities.

20)  SUBORDINATION: ESTOPPELS.

     a) Simultaneously with the execution hereof, Landlord shall deliver to Tenant, with regard to any and all "Ground Leases" (as hereinafter defined) and any and all "Mortgages" (as hereinafter defined) encumbering the Leased Premises as of the Commencement Date of this Lease, a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit "C". executed by the lessor under any such Ground Lease ("Ground Lessor") or the holder of such Mortgage ("Mortgagee"), as applicable. Tenant shall have no obligation to pay Basic Rent or other charges hereunder until such subordination, non-disturbance and attornment agreement(s) are delivered to Tenant, whereupon Tenant shall pay all accrued Basic Rent and other charges due hereunder at the time of such delivery. In addition, throughout the Term, Landlord shall deliver to Tenant a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit "C" executed by any Ground Lessor or Mortgagee (as applicable) with regard to all future Ground Leases and Mortgages and with regard to all renewals, modifications, replacements and extensions of such Ground Leases or Mortgages. Upon Tenant's receipt of the executed subordination, non-disturbance and attornment agreement, this Lease shall be subordinate to the corresponding Ground Lease or Mortgage. Landlord shall cause any present or future Mortgagee to deliver a subordination, non-disturbance and attornment agreement in accordance with this Section 20(a) at or prior to the time which the lien of the Mortgage is filed against record title to the Leased Premises. As used in this Lease, the term "Mortgage" shall mean any mortgage, deed to secure debt, deed of trust, trust deed or other collateral conveyance of, or lien or encumbrance against, all or any portion of the Leased Premises, and the term "Ground Lease" shall mean any ground lease or master lease affecting all or any portion of the Leased Premises.

     b) Tenant shall, at all reasonable times, upon at least thirty (30) days' prior written notice from Landlord, provide Landlord with an estoppel certificate in the form attached hereto as Exhibit "E."

     c) No Personal Property of Tenant shall be subject to mortgage liens of Landlord.

21)  TENANT'S PROPERTY AND WAIVER OF LANDLORD'S LIEN.
All of Tenant's Personal Property, except that which is permanently attached, and inventory shall be and remain the personal property of Tenant and shall be removable by Tenant any time prior to the expiration or earlier termination of this Lease, Notwithstanding anything contained herein to the contrary, Landlord expressly waives its statutory or common law landlord's liens (as same may be enacted or may exist from time to time) and any and all rights granted under any present or future laws to levy or distrain for rent (whether in arrears or in advance) against the Personal Property and further agrees to execute any reasonable instruments evidencing such waiver, at any time or times hereafter upon Tenant's request.

22)  TENANT'S FINANCING.
Notwithstanding any other provisions of this Lease, Tenant may, without Landlord's consent, from time to time, secure financing or general credit lines and grant the lenders thereof, as security therefor,

          (i) a security interest in the Personal Property,

          (ii) the right to enter the Leased Premises to realize upon any Personal Property so pledged, and/or

          (iii) a collateral assignment of Tenant's leasehold interest in the Leased Premises, with rights of reassignment; provided, however, such collateral assignment may be made solely for the purpose of securing Tenant's indebtedness.


23)  COMPLIANCE WITH APPLICABLE LAWS AND PERMITTED ENCUMBRANCES.
During the Term, Landlord and Tenant shall comply with (i) all lawful requirements of the local, county and state health boards, police and fire departments, municipal and state authorities and any other governmental authorities with jurisdiction over the Leased Premises and (ii) any covenants, restrictions and requirements contained in the Permitted Encumbrances, respecting Tenant's use and occupancy of the Leased Premises.

24) NOTICES, Notices under this Lease shall be in writing and shall be deemed properly served and received: (i) two (2) business days after being deposited in the United States mail, as certified or registered mail, return receipt requested, bearing adequate postage, (ii) one (1) business day after being deposited with a reputable overnight delivery carrier (e.g. Federal Express, Airborne, UPS, Express Mail) for guaranteed next day delivery with a request that the addressee sign a receipt evidencing delivery or (iii) upon receipt if personally delivered. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. Notices shall be addressed as follows:

    To Landlord at:  Cross Country Properties III, LLC
                     6863 Glenlake Parkway, Suite E Atlanta, Georgia 30328

    To Tenant at:    Advance Stores Company, Incorporated
                     P.O. Box 2710 Roanoke, Virginia 24001 Attn: Real Estate
                             Department

    for overnight delivery:     5673 Airport Road
                                Roanoke, VA 24012
                                Attn: Real Estate Department

    With a copy to:             Advance Stores Company, Incorporated
                                5673 Airport Road Roanoke, VA 24012
                                Attn: Legal Department

 or to any other address furnished in writing by any of the foregoing. However, any change of address furnished shall comply with the notice requirements of this Section 24 and shall include a complete outline of all current addresses to be used for all parties.

25) NO LIENS Should any lien of any nature be filed against the Leased Premises, the party on account of whose actions such lien has been filed shall, within thirty (30) days after receipt of written notice of such lien, cause such lien to be removed, or otherwise protected against execution during good faith contest, by substitution of collateral, posting a bond therefor, escrowing of adequate funds to cover the claim and related transaction costs or such other method as may be permissible under applicable title insurance regulations and reasonably acceptable to the other party hereto,

26)  COVENANT OF QUIET ENJOYMENT.
Landlord covenants, warrants and represents that Tenant, upon paying the rent herein reserved and performing the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Leased Premises during the Term. No third party has the right to prohibit Tenant's tenancy hereunder, to prohibit Tenant or its employees, customers and/or invitees from using the Leased Premises in accordance with the terms of this Lease or to consent to or approve (excepting governmental agencies) any feature of the Leased Premises or Tenant's signage. There shall be no restrictions of any kind during the Term that could prevent, limit or restrict the use of the Leased Premises in accordance with the terms of this Lease, including, without limitation, (x) the operation of a retailer of automotive parts, accessories, supplies and/or maintenance items and
(y) truck deliveries to the Leased Premises during Tenant's business hours. No signboards or other construction which obstructs the view of the Leased Premises from adjoining public streets shall be erected during the Term upon any property owned, leased, operated or otherwise controlled by Landlord or any stockholder, member, partner, beneficiary, successor, assign, personal representative, heir, subsidiary or affiliate of Landlord, or any person(s) or entity(ies) having a direct or indirect interest in Landlord. Notwithstanding the foregoing, in the event that an intentional or negligent act or omission or violation of any applicable law, rule or regulation by Tenant, or any assignee (to the extent Tenant remains liable under this Lease subsequent to an assignment pursuant to
Section 9) or subtenant of Tenant results in the limitation or restriction of its use of the Leased Premises, neither Tenant nor any such assignee or subtenant shall be able to claim such limitation or restriction to be an Event of Landlord Default hereunder.

27)  SURRENDER: HOLDING OVER.

     a) Upon expiration of this Lease, or its earlier termination, Tenant will surrender possession of the Leased Premises (except for any and all of Tenant's Personal Property removed from the Leased Premises) to Landlord in broom clean condition, except for ordinary wear and tear and loss by fire or other casualty or by a "Taking" (as hereinafter defined).

     b) If Tenant shall remain in possession of the Leased Premises or any part thereof after expiration of the Term without an agreement in writing between Landlord and Tenant with respect thereto, Tenant shall be deemed a tenant from month to month upon the same terms and conditions as contained in this Lease. Notwithstanding the foregoing, Tenant shall pay Landlord, as rental on the Leased Premises for any period that Tenant remains in possession of the Leased Premises after expiration of the Term, an amount equal to one hundred ten percent (110%) of the Basic Rent which Tenant would otherwise have paid if the Term had not expired for each month or any portion thereof in which Tenant occupies the Leased Premises after the expiration of the Term.

28)  DECLARATION.
Landlord shall be solely responsible for complying with all obligations imposed upon the Leased Premises by the Permitted including, but not limited to, drainage and utility easement maintenance, insurance, and indemnification obligations. Tenant shall be responsible for maintaining the access easement areas located on the Leased Premises, but shall not be responsible for performing any other obligation imposed by the Permitted Encumbrances. Landlord shall promptly provide Tenant with a copy of any notice Landlord receives in connection with the Permitted Encumbrances, Landlord shall not consent to any amendment to or modification of the Permitted Encumbrances without first notifying Tenant of such proposed amendment in writing and receiving Tenant's written consent to such amendment, such consent not to be unreasonably withheld. Landlord shall indemnify and hold harmless Tenant from all damages, claims, liabilities or expenses, including reasonable and actual attorneys' fees (through all levels of proceedings), arising in connection with the Permitted Encumbrances or any obligation imposed or right granted therein.

28)  MISCELLANEOUS PROVISIONS.

     a) Time of Essence. Time is of the essence with respect to any time periods or dates referenced in this Lease with respect to both Landlord and Tenant.

     b) Confidentiality. Except for documents that are or will be a matter of public record or information which the other party has agreed to in writing may be disclosed, the parties hereto, including, but not limited to, their heirs, successors, assigns and legal representatives, agree to use their best reasonable efforts to maintain the confidentiality of, and shall not disclose to any third party (except to an accountant, attorney, potential purchaser, tax preparer for tax return preparation or lender to the extent such person agrees to be bound by this confidentiality provision), any terms of this Lease or any correspondence, documents and/or things relating to this Lease, unless such terms, correspondence, documents and/or things are legally required to be disclosed. This confidentiality agreement extends to any developers, bankers, lawyers, accountants, employees, agents or any other persons acting on behalf of the parties hereto.
     Notwithstanding anything contained herein to the contrary, any breach of this confidentiality agreement shall constitute an automatic Event of Default without notice or cure provided, for which either party may recover damages as their sole remedy and for which neither party can terminate this Lease.

     c) Identity of Interest. Nothing contained in this Lease shall be construed to make Landlord and Tenant partners or joint venturers or to render either party liable for the debts or the obligations of the other. The only relationship created by this Lease between the parties is that of landlord and tenant.

     d) Third Party Beneficiaries. Except as herein specifically provided, no person, subtenant, customer, employee or invitee or any other third party shall be deemed to be a third party beneficiary of any of the provisions herein.

     e) Partial Invalidity. If any section, paragraph, subparagraph, sentence, clause or phrase of this Lease shall be declared or judged invalid or unconstitutional, such declaration or adjudication shall not affect the other sections, paragraphs, subparagraphs, sentences, clauses or phrases of this Lease, all of which shall remain in full force and effect.

     f) Memorandum of Lease; Declaration, Simultaneously with the execution of this Lease, Landlord shall (i) cause to be prepared and executed, at its expense, a short form or memorandum of this Lease in the form attached hereto as Exhibit "F" (the "Lease Memorandum") and (ii) submit same to Tenant. In the event a Lease Memorandum cannot be recorded in the State or locality in which the Leased Premises is located due to legal or financial considerations, as determined by Tenant in its sole discretion, after consultation with Landlord concerning the requirements of said State or locality, Landlord shall (i) cause to be prepared and executed, at its expense, a Declaration of Covenants, Conditions and Restrictions encumbering the Leased Premises and any other real property owned, leased, operated or otherwise controlled by Landlord and/or related entities and located adjacent to or within two (2) miles of the Leased Premises, the form of which Declaration is attached hereto as Exhibit "0" (the "Declaration") and (ii) submit same to Tenant Landlord shall record, at Tenant's expense, such Lease Memorandum or Declaration, as applicable. The provisions of this Lease shall control with regard to any omissions from, or provisions hereof which may be in conflict with, the Lease Memorandum or the Declaration, Notwithstanding the foregoing, this Lease shall not be recorded in any office or place of public record, and if either party shall record this Lease or cause or permit the same to be recorded, such act may be treated as a breach of this Lease by such recording party. Upon the expiration or earlier termination of this Lease, the parties hereto shall execute a mutually acceptable agreement terminating the Lease Memorandum or the Declaration, as applicable.

     g) Notices Affecting the Leased Premises, Landlord shall promptly forward to Tenant any notice or other communication affecting the Leased Premises received by Landlord from any owner of property adjoining, adjacent or nearby to the Leased Premises or from any municipal or governmental authority, in connection with any hearing or other administrative procedure relating to the use or occupancy of the Leased Premises or any such neighboring property.

     h) Headings; Gender, The section headings are for convenience and are not a part of this Lease. The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the others whenever the context so requires or indicates.

     i) No Waiver. The failure of either party to insist in any one or more instances upon a strict performance of any covenant of this Lease or to exercise any option or right herein contained shall not be construed as a waiver or relinquishment for the future enforcement of such covenant, right or option, but the same shall remain in full force and effect, unless the contrary is expressed in writing by such party.

     j) Force Majeure. Except as otherwise specifically contemplated in this Lease, in the event that Landlord or Tenant shall be delayed or hindered in, or prevented from, the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, delay by the other party, failure of power or unavailability of utilities, riots, insurrection, war, terrorism or other reason of a like nature not the fault of such party or not within its control (each, a "Force Maieure Event"), then performance of such act shall be excused for the period of delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay;

     provided, however, the party claiming a delay by reason of a Force Majeure Event shall notify the other party within five (5) business days following the onset of the Force Majeure Event.

     k) Pre-existing Conditions. Nothing contained in this Lease shall be construed to impose any responsibility upon Tenant with regard to any loss, injury or other claim arising as a result of any condition that existed on the Leased Premises at the time of Tenant's taking possession thereof.

     1) No Offer. Tenant's delivery to a prospective landlord of this form of Lease shall not be deemed an offer to lease even though such form may have been completed in every respect.

     m) Choice of Law. This Lease shall be construed in accordance with and governed by the laws of the State.

     n) Binding Effect. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, executors, legal representatives, successors and assigns,

     o) No Construction Against Drafting Party. This Lease has been prepared by Tenant and its professional advisors and reviewed by Landlord and its professional advisors. Tenant, Landlord and their separate advisors believe that this Lease is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Tenant or Landlord or against either Tenant or Landlord merely because of their efforts in preparing it.

     p) Entire Agreement. Amendment. This Lease and the attached exhibits constitute the entire agreement between Landlord and Tenant with respect to the Leased Premises, and all negotiations, considerations, representations and understandings between Landlord and Tenant prior to the execution of this Lease are incorporated herein. Neither this Lease nor any of its provisions nor any of the documents creating the Permitted Encumbrances set forth in "Exhibit H" may be amended, modified, waived, discharged or terminated except by an instrument in writing signed by the parties hereto.

     q) Trademarks and Trade Names. All trademarks, trade names, service marks, signs and all other marks of identification used by Tenant in its business shall at all times remain the exclusive property of Tenant, and Landlord shall have no right, interest in, or title to any of Tenant's trademarks, trade names, service marks, signs or other marks of identification.

     r) Holidays. If the day on which any rent or any other payment due hereunder is payable falls on a Saturday or Sunday or on a legal holiday, it shall be payable on the following business day.

     s) Brokers. Tenant and Landlord warrant each to the other that it has had no dealings with any broker or agent in connection with this lease, and each party covenants to pay, hold harmless and indemnify the other from and against any and all costs, expenses or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this lease or the negotiation thereof.

     t) Counterparts. This Lease may be executed in more than one counterpart, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     u) Exhibits. The following Exhibits are attached hereto and incorporated herein by this reference:

 EXHIBIT "A" --  Survey of Land
 EXHIBIT "B" --  Construction Provisions
 EXHIBIT "C" -- Subordination, Non-Disturbance and Attomment Agreement EXHIBIT "D" -- Commencement Agreement
 EXHIBIT "E" --  Estoppel Certificate
 EXHIBIT "F" --  Lease Memorandum
 EXHIBIT "0" --  Declaration
 EXHIBIT "H" --  Permitted Encumbrances
 EXHIBIT "1-1" - Exterior Sign
 EXHIBIT "1-2" - Pylon Sign

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed effective as of the day and year first written above.

          LANDLORD:

          CROSS COUNTRY PROPERTIE III, LLC, a Georgia limited liability company

          By: /s/ Don B. Moody
              -----------------------------------
          Name: Don B. Moody
          Its: Managing Member
          Date: 03-29-04
              -----------------------------------



          TENANT:

          ADVANCED STORES COMPANY, INCORPORATED, a Virginia Corporation

          By: /s/ Jimmie L. Wade
              -----------------------------------
          Name: Jimmie L. Wade
          Its: President
          Date: 03-29-04
              -----------------------------------

 STATE OF_______________      )
                              )SS;
 COUNTY OF_______________     )

The undersigned, a Notary Public, in and for the County and State aforesaid, does hereby certify, that Don B. Moody personally known to me to be the Managing Member of Cross Country Properties III, LLC, a Georgia limited liability company, and personally known to me to be the same person whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such Managing Member he signed and delivered the said instrument pursuant to authority duly given to him by said limited liability company-

Given under my hand and seal this ______ day of ________, 20___.


                                        _____________________________
                                                Notary Public
 My Commission Expires:_____________________



 COMMONWEALTH OF VIRGINIA           )
                                    )SS;
 COUNTY OF ROANOKE                  )

       The undersigned, a Notary Public, in and for the County and State aforesaid, does hereby certify, that Jimmie L. Wade, President of Advance Stores Company, Incorporated, a Virginia corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such President, he signed and delivered the said instrument pursuant to authority duly given to him by said corporation.




Given under my hand and seal this 29th day of March, 2004.


                                        /s/ Erica Cunningham Watson
                                        ---------------------------
                                                Notary Public

 My Commission Expires:  My Commission Expires February 20, 2097

                                   Exhibit "A"
                                   -----------


                                     Survey
                                     ------

                       Exhibit "B" Construction Provisions

Landlord's Construction.
------------------------
Landlord shall, at its sole cost and risk:

     a) Perform the construction of the "Site Work" (as hereinafter defined), the Building and the Other Improvements, including, without limitation, the erection and installation of all exterior signs related to safety required by law (including, without limitation, handicapped parking signs and fire lane signs) (such construction being hereinafter referred to collectively as the "Work") in a good and workmanlike manner, using first quality materials, all (i) in accordance with sound trade practices and in compliance with all applicable laws, ordinances and regulations and (ii) in accordance with this Exhibit "B" and the other terms and provisions of this Lease and the prototypical plans and specifications described as 84' X 83' right comer entry prototype on the Store Planning & Design Prototypical Drawings and Procedures compact disc Version 1.0, Quarter 1, dated 3/1/04 heretofore delivered to Landlord and incorporated herein by reference and made a part hereof, and the Site Plan and Elevations (said plans and specifications, Site Plan and Elevations being referred to herein collectively as the "Prototypical Plans") , Landlord shall, at Landlord's expense, have the Prototypical Plans reviewed by a properly licensed architect and/or engineer and shall have such properly licensed architect and/or engineer prepare a complete set of civil drawings, construction drawings, and specifications (the "Plans"). The Plans prepared by Landlord shall be furnished to Tenant for Tenant's approval within thirty (30) days after the full execution of this Lease. Tenant shall approve or reject said Plans within fifteen (15) days of Tenant's receipt thereof and, if not approved or rejected within said period, said Plans shall be deemed approved by Tenant. In the event Tenant shall reject such Plans within the period specified above, Tenant shall return said Plans to Landlord indicating the items so rejected Landlord shall then have fifteen (15) days to resubmit the Plans to Tenant, and Tenant shall have fifteen (15) days after resubmittal to approve or reject the same. If not approved or rejected within said fifteen (15) day period, said resubmitted Plans shall be deemed approved by Tenant; provided, however, that in no event shall the standards of quality of approved Plans, or of those deemed approved, be less than those required by the Prototypical Plans, which shall control. If said Plans are rejected after being resubmitted to Tenant, Tenant may cancel this Lease Tenant shall deliver any such approval or rejection as provided hereinabove to Landlord in writing. Such approval or rejection may be delivered by facsimile.

     Upon Tenant's approval in writing of such Plans, said Plans shall become the final plans according to which the Leased Premises is constructed (the "Final Plans")

     Upon the Rent Commencement Date, Landlord shall provide to Tenant's Real Estate Department a set of AutoCAD 2000,dwg files on compact disk of the Plans and Final Plans, including all civil engineering drawings and landscape plans All Plans and Final Plans may be used and reused by Tenant regardless of by whom prepared;

     Landlord shall obtain a license from the design  professional  who prepared said Plans and Final Plans granting Tenant the unrestricted right to use all or portions of the Plans and Final Plans, provided that all reference to the said design professionals and their firms is removed from subsequently altered Plans and Final Plans. Such Plans and Final Plans may be used by Tenant as approved by Tenant pursuant to this Lease or as modified by Tenant in connection with any alteration or renovation of the Leased Premises. Landlord may use the Plans or Final Plans only in connection with an Advance Auto Parts or affiliate auto parts store, b) Allow Tenant to inspect all materials and the Work at all times during construction and, after receiving written notice from Tenant of defective Work and materials, whether complete or incomplete, immediately proceed to remove all such defective Work, and, if materials are rendered unfit for use, Landlord shall replace such materials, all at its own cost; provided, however, that Tenant shall not act unreasonably with regard to its determination that any work or materials are defective. c) Pay the cost of all utilities, including water, electricity and fuel, used by Landlord during the performance of the Work and install and connect all requisite sewer, water, electrical and other utility facilities sufficient to meet Tenant's requirements and as specified in the PlansFinal Plans. d)
     Unconditionally guarantee the Work against defective workmanship and materials for a period of one (1) year from the Completion Date.

     All of the Work shall be performed as appropriate by engineers, surveyors, architects and consultants who are licensed in the State and of good reputation. Tenant shall not be responsible in any manner for any loss or damage arising from the actions or omissions or negligence of Landlord, any contractors or sub-contractors, or any of their employees, agents or servants by reason of the Work. To the maximum extent allowed by law, Landlord shall indemnify, defend, and save Tenant harmless from and against all claims, suits, liabilities and expenses, including attorneys' fees, for any damage or injury to persons or property occurring during or resulting from construction of or on the Leased Premises.

 2. Construction  Procedures.  During the performance of the construction  work,
 Landlord  shall  comply  with  the  following   procedures  (the  "Construction
 Procedures"):

     a) On or before the date all Approvals are received, furnish Tenant's Real Estate Department with no less than two (2) complete sets of geotechnical reports regarding the Land, civil engineering site plans and architectural construction drawings.

     b) On or before the date all Approvals are received, furnish Tenant's Real Estate Department with no less than two (2) copies of the design standards for the parking area improvements designed by a civil engineer licensed in the State which shall be based upon the geotechnical report regarding the soil conditions of the Land.

     c) On or before the Completion Date, furnish Tenant upon completion of the parking area improvements with a document executed and sealed by the civil engineer who designed such improvements certifying that same have been constructed in compliance with the design standards referred to in Section 2(b) of these Construction Provisions,

     d) Furnish Tenant's Real Estate Department at the time the "Notice of Completion" (as hereinafter defined) is given with (i) certification from the manufacturer and installer of the roofing system installed on the
     Building certifying that such installer has been approved by such manufacturer for installation of such roofing system and that the installation of such roofing system was performed in conformity with such manufacturer's "No Dollar Limit" written warranty or other commercially comparable warranty and (ii) certification and warranty from the manufacturer and installer of the roofing system installed on the Building certifying and warranting the weather-proof performance of the specified roofing materials, insulation and flashings, which warranty shall extend for a period of fifteen (15) years from the date of the Notice of Completion.

     e) On or before the Completion Date, require the mechanical subcontractor who installs the HVAC in the Building to obtain a report from an independent test and balance company that is either a member of the Associated Air Balance Council or the National Environmental Balancing Bureau certifying that the HVAC is in conformity with the manufacturer's performance standards, which report shall be furnished to Tenant's Real Estate Department with the Notice of Completion.

     f) Permit Tenant or its designated representative to review and inspect, at any reasonable time within one (1) year following the Completion Date, any and all of Landlord's records as to the costs relating to the construction work, including but not limited to construction contracts, purchase agreements, subcontractor invoices and invoices for architects and engineers associated with the construction work.

3. Construction Schedule. The construction work shall be performed pursuant to the following schedule (the "Construction Schedule"):

     a) Landlord shall promptly apply for and diligently pursue all required governmental permits and approvals for prosecution of the Work, including rezoning (if necessary) of the Land to permit Tenant's intended use thereof (collectively, the "Approvals"). Landlord shall notify Tenant's Real Estate Department of the filing of all applications for such Approvals, including the date thereof, and keep Tenant's Real Estate Department fully informed as to the progress of the procurement of the Approvals. If Tenant is not notified that the Approvals have been received within thirty (30) days after the date of this Lease, Tenant, at its sole option, may, at any time thereafter until commencement of the Site Work, terminate this Lease by giving written notice of such termination to Landlord.


     b) Upon receipt of the Approvals, Landlord shall promptly prepare and deliver to Tenant's Real Estate Department, on or before the date of the initial pre-construction meeting, a detailed bar chart construction schedule in form acceptable to Tenant which schedule shall set forth the weekly progress of the construction that will meet the Construction Schedule set forth in this Section 3 of these Construction Provisions.

     c) Upon receipt of the Approvals, Landlord shall promptly commence and diligently complete the preparation of the Land for the construction of the Building and the Other Improvements in accordance with the PlansFinal Plans and these Construction Provisions (the "Site Work"). If Landlord has not commenced the Site Work within thirty (30) days after its receipt of the Approvals, Tenant, at its option, may, at any time thereafter until commencement of the Site Work, terminate this Lease by giving written notice of such termination to Landlord.

     d) Once the Work has commenced, Landlord shall furnish Tenant's Real Estate Department with a weekly status report reflecting the progress of the Work in comparison with the Construction Schedule set forth in this Section 3 of these Construction Provisions.

     e) Landlord shall (i) complete the Work (less and except the items on Tenant's minor punchlist which has been furnished to Landlord) and (ii) obtain from the applicable governmental authority a temporary or final certificate of occupancy and all final certificates of inspection or instruments of a similar nature with respect to the Leased Premises which may be required of Landlord by these Construction Provisions, the PlansFinal Plans, any law, ordinance, rule, regulation or otherwise and/or which are necessary for Tenant's opening of its business in the Leased Premises (collectively, the "Occupancy Certifications") on or before the date that is one hundred ten (110) days after the date the Work is commenced (such date hereinafter being referred to as the "Target Date"). If, by the Target Date, the Work is not completed or the Occupancy Certifications have not been obtained, Tenant, at its option, may, at any time thereafter until the completion of the Work or the procurement of the Occupancy Certifications, upon seventy-two (72) hours notice to Landlord, complete the Work or obtain the Occupancy Certifications. Tenant may offset any and all costs incurred by Tenant in performing the Work or obtaining the Occupancy Certifications against Basic Rent and any other charges otherwise due from Tenant hereunder, pursuant to Section 17(c) of this Lease, until Tenant has been fully reimbursed for such costs. In the event a final certificate of occupancy and/or all other final certificates of inspection are not obtained by Landlord prior to Tenant's acceptance of delivery of the Leased Premises on the Completion Date, Landlord shall provide such final certificate of occupancy and all other final certificates of inspection within thirty (30) days after the Completion Date.

     f) If Tenant does not exercise its right to complete the Work as provided in Section 3(e) of these Construction Provisions and if "Substantial Completion" (as hereinafter defined) has not occurred within forty-five
     (45) days after the Target Date, Tenant, at its option, may, at any time thereafter until completion of the Work and delivery of the Work, terminate this Lease by giving written notice of such termination to Landlord. Notwithstanding anything contained herein to the contrary, in the event that completion of the Work and delivery of the Work have not occurred on or before the Target Date, Tenant shall receive two (2) days of free rent for each day that Landlord takes thereafter to complete the Work and deliver the Work to Tenant.

     g) In the event of  termination  of this Lease by Tenant  pursuant  to this
     Section 3 of these Construction Provisions, Tenant shall have no liability to Landlord hereunder or otherwise for such termination.

4.   Delivery of Leased Premises.

     a) Landlord shall give Tenant notice of the date on which Substantial Completion has occurred (the "Notice of Completion"). For purposes of this Lease, term "Substantial Completion" shall be deemed to occur when (i) all elements of the Work as described herein have been completed in accordance with the PlansFinal Plans and these Construction Provisions and (ii) the Occupancy Certifications with respect to the Leased Premises which may be required of Landlord by these Construction Provisions have been delivered to Tenant.

     b) Within fourteen (14) days after the Notice of Completion, Tenant will inspect the Leased Premises and if to Tenant's satisfaction:

          (1) Substantial Completion has occurred;

          (2) all utilities sufficient to meet Tenant's requirements are available in the Leased Premises and are operating; and

          (3) the parking lot lighting has been installed and is operating;

     then Tenant shall take delivery of the Leased Premises (the date of Tenant taking delivery of the Leased Premises being hereinafter referred to as the "Completion Date").

     c) Tenant agrees to deliver a written punchlist to Landlord within fourteen
     (14) days after the Completion Date. Landlord agrees promptly to complete any items described on the punchlist. If Landlord does not complete such punchlist items within thirty (30) days after Tenant has delivered the punchlist to Landlord, Tenant may, at any time thereafter until completion of the punchlist items, complete the punchlist items and Tenant may offset any and all costs incurred by Tenant to complete such punchlist items against Basic Rent and any other charges otherwise due by Tenant hereunder, pursuant to Section 17(c) of this Lease, until Tenant has been fully reimbursed. Notwithstanding anything contained herein to the contrary, in the event that Landlord does not complete such punchlist items within thirty (30) days after Tenant has delivered the punchlist to Landlord, Tenant shall receive one (1) day of flee rent for each day in excess of thirty (30) days that it takes Landlord and/or Tenant to complete such punchlist items.

5.   Change Orders.

     a) Landlord and Tenant recognize that during the course of the Work Tenant may desire to amend or revise the PlansFinal Plans If Tenant's proposed amendments or revisions to the PlansFinal Plans do not increase, in the aggregate, the cost or time required to complete the Work, then Tenant shall have the absolute right to so amend or revise the PlansFinal Plans, If the proposed amendments or revisions to the PlansFinal Plans increase, in the aggregate, the cost or time required to complete the Work, then a written change order incorporating such amendments or revisions shall be prepared by Landlord and shall include, without limitation, the amount of additional cost, if any, and the amount of additional time, if any, required to complete the Work due to such amendments or revisions. All amendments or revisions proposed by Tenant shall be submitted to Landlord in writing, and Landlord shall obtain from the general contractor the amount of additional cost, if any, and the amount of additional time, if any, required to complete the Work due to such amendments or revisions, which amounts shall be promptly submitted in writing to Tenant and Landlord by the general contractor. The performance of the portion of the Work proposed by the amendment or revision will not commence until a written change order is approved in writing by Tenant's Director of Construction. Immediately upon such approval of a written change order by Tenant's
     Director of Construction, Tenant shall forward a copy of such approved written change order to Landlord. Notwithstanding anything contained herein to the contrary, Landlord shall be deemed to have approved any such amendments or revisions proposed by Tenant if written notice of disapproval, with reasons specified, is not received by Tenant within fifteen (15) days following Tenant's delivery of such amendments or revisions to Landlord.

     b) Landlord may, during the course of the Work, make minor changes in the PlansFinal Plans that are reasonably necessary for the proper execution of the Work and are consistent with the PlansFinal Plans, but which do not involve any increase in the cost or time required to complete the Work, provided that Landlord provides Tenant with prior written notice of any such changes. Furthermore, Landlord may make any minor changes in the PlansFinal Plans required by any governmental authorities for the Work to comply with any applicable laws, rules or regulations, provided that such changes do not result in (i) a change in the exterior elevation of the Building, (ii) a change in the ceiling height of the Building, (iii) a change that reduces the number of parking spaces located on the Other Improvements or (iv) a change in any exterior signage. Any change that does not conform to the foregoing shall be submitted by Landlord to Tenant in writing and shall include the amount of additional cost, if any, and the amount of additional time, if any, required to complete the Work due to such change. If the change order does not address any additional cost or additional time, then no such additional cost or additional time shall be allowed. The performance of the portion of the Work proposed by the amendment or revision will not commence until a written change order is approved in writing by Tenant's Director of Construction, immediately upon such approval of a written change order by Tenant's Director of Construction, Tenant shall forward a copy of such approved written change order to Landlord.

                                  Attachment 1
                                  ------------

                                    Site Plan
                                    ---------

                          Graphic -- [GRAPHIC OMITTED]

                             Map of Commercial Site

                                 Attachement II
                                 --------------

                                   Elevations
                                   ----------


                          Graphic -- [GRAPHIC OMITTED]

                       Map of Elevation of Commercial Site

                                   EXHIBIT "C"
                                   -----------
             SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------
                                   (Mortgage)

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into as of the ____day of________ , 20_, by and between _____________, a ________________ ("Lender") and ADVANCE STORES COMPANY, INCORPORATED, 5673 Airport Road, Roanoke, Virginia 24012 ("Tenant").

                                   WITNESSETH:

     WHEREAS, by that certain Lease dated________________,_____(the "Lease"), Tenant has leased from _________________ ("Landlord") that certain parcel of land containing_____acres situated in__County, Town of_______, State of______(the "State"), on which Landlord has constructed for Tenant's use a square foot building and other improvements (collectively, the "Leased Premises").

     WHEREAS, Lender is the holder of a [mortgage] [deed of trust] on the Leased Premises, given to Lender by Landlord dated as of , ___, recorded on _______________,_____, in the Office of the Recorder of Deeds of______County,
____________________,   in  Book   ______   at  Page   __,   as   Document   No.
________________(collectively referred to herein with any other documents securing the debt secured by such [mortgage] [deed of trust] as the "Mortgage").

       NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Lender hereby consents to the Lease.

2. The Lease is and shall be subject and subordinate at all times to the lien of the Mortgage and to all renewals, replacements and extensions of the Mortgage to the full extent of the principal sum secured thereby and interest thereon.

3. In the event Lender shall commence an action to foreclose the Mortgage or to obtain a receiver of the Leased Premises, or shall foreclose the Mortgage by advertisement, entry and sale according to any procedure available under the laws of the State, Tenant shall not be joined as a party defendant in any such action or proceeding and Tenant shall not be disturbed in its possession of the Leased Premises, so long as Tenant is not in default under any of the material terms, covenants, or conditions of the Lease beyond any applicable cure period provided in the Lease.

4. In the event Lender shall acquire the Leased Premises upon foreclosure, or by deed in lieu of foreclosure, or by any other means:

     (a) Tenant shall be deemed to have made a full and complete attainment to Lender as Landlord under the Lease so as to establish direct privity between Lender and Tenant; and

     (b) All rights and obligations under the Lease shall continue in full force and effect and shall be enforceable with the same force and effect as if the Lease had originally been made and entered into directly by and between Lender, as Landlord thereunder, and Tenant; and

     (c) Lender shall recognize and accept the rights of Tenant and shall thereafter assume the obligations of Landlord under the Lease.

5. Nothing herein contained shall impose any obligations upon Lender to perform any of the obligations of Landlord under the Lease, unless and until Lender shall become owner or mortgagee in possession of the Leased Premises.

6. Any notice required or desired to be given under this Agreement shall be in writing and shall be deemed given (a) upon receipt if delivered personally;
     (b) two (2) business days after being deposited into the U.S. mail if being sent by certified or registered mail, return receipt requested, postage prepaid; or (c) one (1) business day after being sent by reputable overnight air courier service (i.e., Federal Express, Airborne, etc.) with guaranteed overnight delivery, and addressed as follows:

      If to Lender:
                        ______________________________________
                        ______________________________________
                        ______________________________________


      If to Tenant:   ADVANCE STORES COMPANY, INCORPORATED
                      5673 Airport Road Roanoke, Virginia 24012
                      Attention: Real Estate Department

      Copy to:        ADVANCE STORES COMPANY, INCORPORATED
                      5673 Airport Road Roanoke, Virginia 24012
                      Attention: Legal Department

     Either party, at any time and from time to time (by providing notice to the other party in the manner set forth above), may designate a different address or person, or both, to whom such notice may be sent.

7. This Agreement shall be binding upon and inure to the benefit of any person or entity acquiring rights to the Leased Premises by virtue of the Mortgage, and the successors, administrators and assigns of the parties hereto.

8. No fixtures, furnishings, inventory, equipment or other personal property of Tenant are subject to the lien of the Mortgage.

     IN WITNESS WHEREOF, this Agieement has been signed and sealed on the day and year first above set forth.



Attest:                                 Ground Lessor


                                        ______________________________________

 Lender:



__________________________              By:___________________________________

                                        Name:_________________________________

                                        Title:________________________________



Witness:                                Tenant:

                                        ADVANCE STORES COMPANY, INCORPORATED




__________________________              By:___________________________________

                                        Name:_________________________________

                                        Title:________________________________






 STATE OF_______________      )
                              )SS;
 COUNTY OF_______________     )


     The undersigned, a Notary Public, in and for the County and State aforesaid, does hereby certify, that ______________ personally known to me to be the _______________________________ of _________________________, a
_______________________________, and personally laiown to me to be the same person whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such ___________________________ he signed and delivered the said instrument pursuant to authority duly given to him by said ..

        Given under my hand and seal this____day of______________ , 20__




                                          ___________________________________
                                                   Notary Public


My Commission Expires: ________________________

COMMONWEALTH OF VIRGINIA            )
                                    )SS;
COUNTY OF ROANOKE                   )


      The  undersigned,  a  Notary  Public,  in and for  the  County  and  State
 aforesaid,                 does                 hereby                 certify,
 that__________,____________________________________of  Advance Stores  Company,
 Incorporated, a Virginia corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such_____________________________, he signed and delivered the said instrument pursuant to authority duly given to him by said corporation.

       Given under my hand and seal this_________________________day of, 20____.


                                                Notary Public
 My Commission expires:_______________________


 Prepared by and when recorded return to:

 Advance Stores Company, Incorporated
 Attn: Real Estate Department 5673
 Airport Road Roanoke, Virginia 24012

                                   EXHIBIT "C"
                                   -----------

             SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------
                                 (Ground Lease)


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into as of the___day of__________ , 20_, by and between ______, a _____________ ("Ground Lessor") and ADVANCE STORES COMPANY, INCORPORATED, 5673 Airport Road, Roanoke, Virginia 24012 ("Tenant").

                                   WITNESSETH:

       WHEREAS, by that certain Lease dated________________,_____(the "Lease"), Tenant has leased from _________________ ("Landlord") that certain parcel of land containing_____acres situated in__County, Town of_______, State of______(the "State"), on which Landlord has constructed for Tenant's use a square foot building and other improvements (collectively, the "Leased Premises").

     WHEREAS, Ground Lessor has entered into a Ground Lease dated as of _______________,_____with Landlord with respect to the Leased Premises, as evidenced and recorded on __________, ___, in the Office of the Recorder of Deeds of ________________County,___________________, in Book__________at
Page_______, as Document No. ______________ (collectively referred to herein with any amendments, renewals, replacements and extensions thereto as the "Ground Lease").

       NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Ground Lessor hereby consents to the Lease,

     2. The Lease is a sublease and shall be subordinate at all times to the Ground Lease.

     3. In the event Ground Lessor shall decide to terminate the Ground Lease, Tenant shall not be joined as a party defendant in any action or proceeding to so terminate the Ground Lease and Tenant shall not be disturbed in its possession of the Leased Premises, so long as Tenant is not in default under any of the material terms, covenants, or conditions of the Lease beyond any applicable cure period provided in the Lease.

     4. In the event Ground Lessor shall terminate the Ground Lease:

       (a) Tenant shall be deemed to have made a full and complete attomment to Ground Lessor as Landlord under the Lease so as to establish direct privity between Ground Lessor and Tenant; and

     (b) All rights and obligations under the Lease shall continue in full force and effect and shall be enforceable with the same force and effect as if the Lease had originally been made and entered into directly by and between Ground Lessor, as Landlord thereunder, and Tenant; and

     (c) Ground Lessor shall recognize and accept the rights of Tenant and shall thereafter assume the obligations of Landlord under the Lease.

 Nothing herein contained shall impose any obligations upon Ground Lessor to perform any of the obligations of Landlord under the Lease, unless and until Ground Lessor shall terminate the Ground Lease.

 Any notice required or desired to be given under this Agreement shall be in writing and shall be deemed given (a) upon receipt if delivered personally; (b) two (2) business days after being deposited into the U.S. mail if being sent by certified or registered mail, return receipt requested, postage prepaid; or (c) one (1) business day after being sent by reputable overnight air courier service (i.e., Federal Express, Airborne, etc.) with guaranteed overnight delivery, and addressed as follows:

  If to Ground Lessor:   ______________________________

                         ______________________________

                         ______________________________


  If to Tenant:  ADVANCE STORES COMPANY, INCORPORATED
                 5673 Airport Road Roanoke, Virginia 24012
                 Attention: Real Estate Department

  Copy to:       ADVANCE STORES COMPANY, INCORPORATED
                 5673 Airport Road Roanoke, Virginia 24012
                 Attention: Legal Department

 Either party, at any time and from time to time (by providing notice to the other party in the manner set forth above), may designate a different address or person, or both, to whom such notice may be sent.

 This Agreement shall be binding upon and inure to the benefit of any person or entity acquiring rights to the Leased Premises by virtue of the Ground Lease, and the successors, administrators and assigns of the parties hereto.

No fixtures, furnishings, inventory, equipment or other personal property of Tenant are subject to the Ground Lease,

     IN WITNESS WHEREOF, this Agieement has been signed and sealed on the day and year first above set forth.



Attest:                                 Ground Lessor


                                        ______________________________________

 Lender:



__________________________              By:___________________________________

                                        Name:_________________________________

                                        Title:________________________________



Witness:                                Tenant:

                                        ADVANCE STORES COMPANY, INCORPORATED




__________________________              By:___________________________________

                                        Name:_________________________________

                                        Title:________________________________



 STATE OF_______________      )
                              )SS;
 COUNTY OF_______________     )


     The undersigned, a Notary Public, in and for the County and State aforesaid, does hereby certify, that ______________ personally known to me to be the _______________________________ of _________________________, a
_______________________________, and personally laiown to me to be the same person whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such ___________________________ he signed and delivered the said instrument pursuant to authority duly given to him by said ..

        Given under my hand and seal this____day of______________ , 20__



                                          ___________________________________
                                                   Notary Public


My Commission Expires: ________________________

COMMONWEALTH OF VIRGINIA            )
                                    )SS;
COUNTY OF ROANOKE                   )


      The  undersigned,  a  Notary  Public,  in and for  the  County  and  State
 aforesaid,                 does                 hereby                 certify,
 that__________,____________________________________of  Advance Stores  Company,
 Incorporated, a Virginia corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such_____________________________, he signed and delivered the said instrument pursuant to authority duly given to him by said corporation.

       Given under my hand and seal this_________________________day of, 20___ .


                                                Notary Public
 My Commission expires:_______________________


 Prepared by and when recorded return to:

 Advance Stores Company, Incorporated
 Attn: Real Estate Department 5673
 Airport Road Roanoke, Virginia 24012

                       EXHIBIT "D" Commencement Agreement
                       ----------------------------------

                           COMMENCEMENT DATE AGREEMENT
                           ---------------------------


     THIS COMMENCEMENT DATE AGREEMENT, made as of this ______ day of _________, 20__, between___________________, a___________________(herein called
"Landlord'"), and ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (herein called "Tenant").

                                   WITNESSETH:

     WHEREAS,  Landlord  is the owner of certain  premises  situated in _______,
____________________County,    _________________(herein   called   the   "Leased
Premises"); and

     WHEREAS, by that certain lease dated ___________, 20__ (herein called the "Lease"), Landlord leased the Leased Premises to Tenant; and

     WHEREAS, a memorandum or short form lease in respect of the Lease was recorded in the office of the________of________________County,____________, on
the___day of_______________, 20__, in Book_____________at Page____; and

     WHEREAS, Tenant is in possession of the Leased Premises and the term of the Lease; and

     WHEREAS, under Section 4 of the Lease, Landlord and Tenant agreed to enter into an agreement setting forth certain information in respect of the Leased Premises and the Lease;


 NOW, THEREFORE, Landlord and Tenant agree as follows:

     1. The Rent Commencement Date (as such term is defined in the Lease) was, _, 20__. The term of the Lease shall expire on____, 20_unless Tenant exercises any option to extend the term of the Lease or unless the Lease terminates earlier as provided in the Lease.

     2. The date of commencement of the first "Option Period" (as such term is defined in the Lease) shall be________, 20__if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the Lease shall expire on_____, 20 , unless Tenant exercises any option to further extend the term of the Lease or the Lease terminates earlier as provided in the Lease.

     3. The date of commencement of the second Option Period shall be, 20_if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the

Lease shall expire on______, 20_unless Tenant exercises any option to further extend the term of the Lease or the Lease terminates earlier as provided in the Lease,

     4. The date of commencement of the third Option Period shall be_, 20_if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the Lease shall expire on______, 20_unless the Lease terminates earlier as provided in the Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.


                                        LANDLORD:


                                        ______________________________________


                                        By:______________________________

                                        Name:____________________________

                                        Title:___________________________


                                          TENANT:

                                           ADVANCE STORES COMPANY, INCORPORATED,
                                           a Virginia corporation

                                        By:______________________________

                                        Name:____________________________

                                        Title:___________________________

                                   EXHIBIT "E"
                                   -----------

                              Estoppel Certificate
                              --------------------
To:



     The undersigned, as Tenant, under that certain Lease Agreement, with ___________________________________, as Landlord, dated_______, (the "Lease")
for those certain premises containing_ acres located in/on ________, ___________ County,________, as more particularly described in the Lease, does hereby state, certify and affirm as follows:

     1. That the Lease, as of the date hereof, is in full force and effect and is unmodified except as follows:

     2. That the commencement date of the Lease was _____________, the expiration date of the initial term is_____.

     3. That, as of the date hereof; the fixed monthly rent under the Lease is $___________and all of such rent due has been paid.

     4. That Tenant has no knowledge, as of the date hereof, of any event or condition which now or in the future would give rise to a defense to the payment of or offset against rent.

     5. That to the best knowledge and belief of Tenant, Tenant is not in default under any of the terms or provisions of the Lease to be performed by Tenant.

     6. That to the best knowledge and belief of Tenant, Landlord is not in default under any of the terms or provisions of the Lease to be performed by Landlord.


     WITNESS the following signature as of the_________________day of , 20__.


                                            ADVANCE STORES COMPANY, INCORPORATED


                                        By:______________________________

                                        Name:____________________________

                                        Title:___________________________

                                   EXHIBIT "F"
                                   -----------

                                Lease Memorandum
                                ----------------
Prepared By:


                               MEMORANDUM OF LEASE

     This  Memorandum  of  Lease  (this   "Memorandum")  is  made  this  day  of
________________, 20__, between_____________________,   a ______________________
("Landlord"),    and   ADVANCE   STORES   COMPANY,  INCORPORATED,  a  Virginia
corporation ("Tenant").

                                   WITNESSETH:

       Landlord and Tenant have entered into a Lease (the "Lease") dated__, 20__, whereby Landlord has leased to Tenant that certain premises located on that certain real property, located in_____County, State of_____(the "Property"), the legal description of which Property is set forth on Exhibit "A" attached hereto. The Lease contains provisions and rights appurtenant to the Property, some of which are as follows:

I. Term. The term of the Lease is for a period of fifteen (15) years from the "Rent Commencement Date" (as established in the Lease), commencing on the "Commencement Date" (as established in the Lease). Thereafter, Tenant has the right under the Lease to renew and extend the term of the Lease for three (3) successive periods of five (5) years each,

II. Exclusive Use Rights. The Lease provides that neither Landlord nor any stockholder, member, partner, beneficiary, successor, assign, personal representative, heir, subsidiary or affiliate of Landlord, nor any person(s) or entity(ies) having a direct or indirect interest in Landlord, shall, for as long as the Lease remains in force and effect, either directly or indirectly, own, occupy or operate, or sell, lease or otherwise transfer to any person or entity, or permit any person or entity to occupy, any land, building, premises or space, whether presently owned or hereafter acquired, located within two (2) miles of the Property for the purpose of
     (i) conducting thereon a business similar to that being conducted by Tenant on the Property or (ii) the sales, display or rental of automotive parts, accessories, supplies and/or maintenance items. The Lease further provides that neither Landlord nor any stockholder, member, partner, beneficiary, successor, assign, personal representative, heir, subsidiary or affiliate of Landlord, nor any person(s) or entity(ies) having a direct or indirect interest in Landlord, shall lease, sell or otherwise transfer or convey any such premises adjacent to and/or contiguous with the Leased Premises without imposing thereon a restriction to secure compliance herewith, or permit any tenant or occupant of any such premises or any part thereof to sublet or assign in any manner, directly or indirectly, any part thereof to any person, firm, corporation or other entity engaged in any such business described above, without the prior written consent of Tenant, which consent may be withheld by Tenant in Tenant's sole discretion.

III. Successors The covenants, conditions and agreements made and entered into by the parties hereto shall be binding upon and inure to the benefits of their respective heirs, administrators, executors, representatives, successors and assigns.

IV. Incorporation of Lease. All terms and conditions of the Lease are hereby incorporated herein by reference as if fully set forth herein.

V. Conflicts with Lease. This Memorandum is solely for notice and recording purposes and shall not be construed to alter modify, expand, diminish or supplement the provisions of the Lease. In the event of any inconsistency between the provisions of this Memorandum and the provisions of the Lease, the provisions of the Lease shall govern.


     IN WITNESS WHEREOF, this Memorandum has been duly executed by the parties hereto as of the day and year first above written.

                                                 ____________________________, a
                                                 ____________________________


                                        By:______________________________

                                        Name:____________________________

                                        Title:___________________________



                                           ADVANCE STORES COMPANY, INCORPORATED,
                                           a Virginia corporation

                                        By:______________________________

                                        Name:____________________________

                                        Title:___________________________

STATE OF________________      )
                              )SS;
 COUNTY OF_______________     )

     The undersigned, a Notary Public, in and for the County and State aforesaid, does hereby certify, that _____________ personally known to me to be the ______________________________ of _________________________, a
______________________________, and personally known to me to be the same person whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such __________________________ he signed and delivered the said instrument pursuant to authority duly given to him by said .

     Given under my hand and seal this___________day of_______________ , 20____.


                                                ____________________________

                                                       Notary Public
 My Commission Expires:_______________________



 COMMONWEALTH OF VIRGINIA           )
                                    )SS;
 COUNTY OF ROANOKE                  )

     The  undersigned,  a  Notary  Public,  in and  for  the  County  and  State
aforesaid,                  does                 hereby                 certify,
that___________,____________________________________of  Advance Stores  Company,
Incorporated, a Virginia corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such_____________________________, he signed and delivered the said instrument pursuant to authority duly given to him by said corporation.

     Given under my hand and seal this___________day of_______________ , 20____.


                                                ____________________________

                                                       Notary Public
 My Commission Expires:_______________________

                                    EXHIBIT A
                                 ==============

                          LEGAL DESCRIPTION OF PROPERTY
                       ==================================

                                   EXHIBIT "G"
                                   -----------

                                   Declaration
                                   -----------

              DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS
              -----------------------------------------------------
           THIS DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS
           ----------------------------------------------------------

     (this "Declaration") is made as of the ______________________ day of , 20 , by _________________________________, a________________________("Declarant").
WITNESSETH: WHEREAS, Declarant is the owner in fee simple of those certain tracts or parcels of real property located in the City of___, County of_________, State of____________ (the "Property"), which Property is more particularly described on Exhibit A attached hereto and is shown on the site plan attached hereto as Exhibit B (the "Site Plan"), both of which exhibits are incorporated herein by this reference; and

     WHEREAS, Declarant and Advance Stores Company, Incorporated, a Virginia corporation ("Advance"), have entered into a lease (such lease, including all future amendments thereto and renewals and extensions thereof, shall be hereinafter referred to as the "Advance Lease") to construct an Advance Auto Parts store upon that portion of the Property designated as the "Advance Leased Premises" on the Site Plan (the "Advance Leased Premises'"); and

     WHEREAS, Declarant wishes to subject the Property to certain covenants, conditions and restrictions as set forth herein.

     NOW, THEREFORE, in consideration of the benefits to be realized by the covenants set forth herein, Declarant hereby declares and agrees that the Property shall be held, sold and conveyed subject to the following covenants, conditions and restrictions which are for the purpose of protecting the value and desirability of the Property.

     1. Use Restrictions.

          a. For so long as the Advance Lease is in effect, no portion of the Property, except for the Advance Leased Premises, nor any portion of any land, building, premises or space owned, leased, sold, transferred, operated or otherwise occupied (whether presently owned, leased, operated or occupied or hereafter acquired), either directly or indirectly, by Declarant or any stockholder, member, partner, beneficiary, successor, assign, personal representative, heir, subsidiary or affiliate of Declarant, or any person(s) or entity(ies) having a direct or indirect interest in Declarant, located within two (2) miles of the Property, may be used for any of the following purposes:

               (i) any business similar to that being conducted by Advance on the Advance Leased Premises; or

               (ii)  the  sales,   display  or  rental  of   automotive   parts,
          accessories, supplies and/or maintenance items.

          b. For so long as the Advance Lease is in effect, neither Declarant nor any stockholder, member, partner, beneficiary, successor, assign, personal representative, heir, subsidiary or affiliate of Declarant, nor any person(s) or entity(ies) having a direct or indirect interest in Declarant, shall lease, sell or otherwise transfer or convey any such premises adjacent to and/or contiguous with the Advance Leased Premises without imposing thereon a restriction to secure compliance herewith, or permit any tenant or occupant of any such premises or any part thereof to sublet or assign in any manner, directly or indirectly, any part thereof to any person, firm, corporation or other entity engaged in any such business described above, without the prior written consent of Advance, which consent may be withheld by Advance in Advance's sole discretion. 2. Term and Enforcement. The covenants, conditions, restrictions and obligations created and imposed herein shall be effective upon the date hereof, shall run with the land, and shall inure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, successors, successors-in-title, assigns, tenants, customers, employees and invitees for so long as the Advance Lease is in effect. Such restrictions and obligations shall be unaffected by any change in the ownership of all or any portion of the Property or by any change of use, demolition, reconstruction, expansion or other circumstances, except as specified herein. Each of the rights created hereunder may be enforceable in a court of equity by (i) the owner of any portion of the Property, (ii) any mortgagee of any portion of the Property and (iii) Advance; however, enforcement hereunder shall be sought solely against the then owner(s) of the Property (or the owner of an interest in the Property) alleged to be in default. 3. Severability. In the event any provision or portion of this Declaration is held by any court of competent jurisdiction to be invalid or unenforceable, such holding will not effect the remainder hereof, and the remaining provisions shall continue in full force and effect at the same extent as would have been the case had such invalid or unenforceable provision or portion never been a part hereof 4. Breach, hi the event of breach or threatened breach of this Declaration, Declarant and/or Advance (so long as the Advance Lease is in effect) shall be entitled to institute proceedings for full and adequate relief from the consequences of such breach or threatened breach. In the event that a party shall institute any action or proceeding against another party relating to the provisions hereof, or any default hereunder, then, and in that event, to the extent permitted by applicable law, the unsuccessful party in such action or proceeding shall reimburse the successful party therein the reasonable expenses of attorneys' fees, court costs and other costs incurred therein by the successful party through all levels of proceedings.

     5.  Counterparts.   This  Declaration  may  be  executed  in  one  or  more
counterparts,   each  of  which  shall  be  deemed  an  original  and  all  such counterparts shall constitute one and the same instrument.

     6. Amendment to Declaration. This Declaration shall not be amended or modified without the prior written consent of Declarant and Advance.

     IN WITNESS WHEREOF, Declarant has executed and delivered this Declaration as of the day and year first written above.

                                    DECLARANT:



                                        By:______________________________

                                        Name:____________________________

                                        Title:___________________________

STATE OF________________      )
                              )SS;
COUNTY OF________________     )

     The undersigned, a Notary Public, in and for the County and State aforesaid, does hereby certify, that _____________ personally known to me to be the ______________________________ of _________________________, a
______________________________, and personally known to me to be the same person whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such __________________________ he signed and delivered the said instrument pursuant to authority duly given to him by said ,

     Given under my hand and seal this___________day of_______________ , 20____.


                                                ____________________________

                                                       Notary Public
 My Commission Expires:_______________________


 COMMONWEALTH OF VIRGINIA           )
                                    )SS;
 COUNTY OF ROANOKE                  )

     The  undersigned,  a  Notary  Public,  in and  for  the  County  and  State
aforesaid,                  does                 hereby                 certify,
that__________,_____________________________________of  Advance Stores  Company,
Incorporated, a Virginia corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged under oath that as such_____________________________, he signed and delivered the said instrument pursuant to authority duly given to him by said corporation.

     Given under my hand and seal this___________day of_______________ , 20____.


                                                ____________________________

                                                       Notary Public
 My Commission Expires:_______________________

                                    EXHIBIT A
                                  ============

                          LEGAL DESCRIPTION OF PROPERTY

                                    EXHIBIT B
                                   ==========

                                    SITE PIAN

                                   EXHIBIT "H"
                                   -----------

                             Permitted Encumbrances
                             ----------------------


1. Such utility easements as are necessary to supply utility services to the Leased Premises, provided, however, that no easements shall run underneath the Building nor above or immediately adjacent to (and above ground) the Building so as to obstruct visibility of the Building. Utility easements areas shall be subject to review and approval by Tenant as part of the Plans.


2. Restrictive Covenant contained in Warranty Deed from M. Daniel Byrd to Andrew
I. Bezek and Joan L. Bezek, filed December 15, 1997 and recorded in Deed Book 23691, page 297, Fulton County, Georgia records.


3. Joint Use Driveway Agreement (non-exclusive) between Bezek Enterprises, Inc. and M. Daniel Byrd, dated May 20, 1999 and recorded in Deed Book 26731, page 349, Fulton County, Georgia records.


4. Access, Drainage and Utility Cross-Easement Declaration to be recorded substantially in the form attached hereto as Exhibit "H-l" in the Fulton County, Georgia records.


5. Perpetual Easement Agreement to be recorded substantially in the form attached hereto as Exhibit "H-2" in the Fulton County, Georgia records.

                                 Exhibit "H-l"
                                 -------------

             Access, Drainage and Utility Cross-Easement Declaration
             -------------------------------------------------------

THIS INSTRUMENT PREPARED BY AND AFTER RECORDING RETURN TO:

Gregory G. Schultz, Esq.
Gambrell & Stolz, L.L.P.
Monarch Plaza, Suite 1600
3414 Peachtree Road, N.E.
Atlanta, Georgia 30326

             ACCESS, DRAINAGE AND UTILITY CROSS-EASEMENT DECLARATION

     THIS ACCESS, DRAINAGE AND UTILITY CROSS-EASEMENT DECLARATION (this "Declaration") is made and declared as of the day of March, 2004, by Cross Country Properties III, LLC, a Georgia limited liability company ("CROSS COUNTRY" or "Declarant").

                                    R E C I T A L S
                                    ---------------

          CROSS COUNTRY is the owner of certain real property located in Land Lots 69 of the 7th District, City of Palmetto, Fulton County, Georgia, which property is more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Property").

          CROSS COUNTRY may develop the Property in two separate tracts and at different times, which tracts are defined herein as "Tract 2" (.8912 acres), and more particularly described on Exhibit "B" hereto, and as "Tract 3" (.5502 acres), and more particularly described on Exhibit "C" hereto, as such tracts are described in a survey prepared for The Moody Group, LLC, Cross Country Properties III, LLC, Fidelity National Title Insurance Company and CCI Southeast, LLC dated February 9, 2004,

          CROSS COUNTRY has entered into a certain Lease Agreement between Advance Stores Company, Incorporated, as lessee, and Cross Country, as lessor (the "Advance Lease") with respect to Tract 2, and

          CROSS COUNTRY wishes to establish certain easements across the Property for the benefit of both tracts of the Property, which easements include, without limitation, an easement for vehicular traffic and for pedestrian and vehicular ingress and egress in, to, upon, over and across such driveways, roadways, sidewalks, parking areas, parking spaces and walkways as may now or hereafter exist on either tract of the Property , an easement for drainage upon, over and across the Property, and an easement for utilities in, to, upon, over and across the Property, all of said easements being for the benefit of both Tract 2 and Tract 3 of the Property.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. ACCESS EASEMENT. CROSS COUNTRY establishes for the benefit of the Property and both Tracts thereof and hereby grants and conveys in the 25' wide cross access easement area described on Exhibit "D" and the additional Access Easment described on Exhibit "G" as shown on Exhibit "H" attached hereto and made a part hereof (the "Access Easement Area"), across Tract 2 for the benefit of Tract 3 and across Tract 3 for the benefit of Tract 2, a reciprocal, perpetual, nonexclusive easement for pedestrian and vehicular (including, but not limited to, cars, trucks and construction vehicles) ingress and egress in, to, upon, over and across the Access Easement Area to and from Tract 2 and to and from Tract 3 and any and all improvements constructed on either of the tracts.

     The owner of Tract 2 shall be solely responsible at its own expense for maintaining the Access Easement Area situated on Tract 2 and all improvements thereon in good condition and repair including, but not limited to, snow and ice removal, sweeping, and general repairs and maintenance of all paved areas.

     The owner of Tract 3 shall be solely responsible at its own expense for maintaining the Access Easement Area situated on Tract 3 and all improvements thereon in good condition and repair including, but not limited to, snow and ice removal, sweeping, and general repairs and maintenance of all paved areas.

     2. DRAINAGE EASEMENT. CROSS COUNTRY establishes for the benefit of Tract 2 and hereby grants and conveys a perpetual, nonexclusive drainage and retention easement for the purpose of surface water drainage from Tract 3 over, across, under and through the drainage retention area situated on Tract 2 as described on Exhibit "E" attached hereto and made a part hereof ("Drainage Easement Area"). The Drainage Easement Area shall include all drainage infrastructure ("Drainage Facilities") to be located within the Drainage Easement Area, including without limitation, detention devices, catch basins and outfall pipes and devices, and the inflow pipes and devices to the detention facility to be located off the property within such area as is necessary to service the Property in accordance with existing zoning, platting and site plan approvals of the Property, and in accordance with all governmental authority having jurisdiction of said Tracts.

     The owner of Tract 2 shall be solely responsible at its own expense for maintaining the Drainage Easement Area situated on Tract 2 and all improvements thereon in good condition and repair; provided, however, the owner of Tract 3 shall be responsible to reimburse the owner of Tract 2 for the costs of maintaining any portion of the Drainage Facilities situated within the Drainage

Easement Area which exclusively serve Tract 3.

     3. UTILITY EASEMENT. CROSS COUNTRY establishes for the benefit of the Property and both Tracts thereof and grants and conveys across Tract 2 for the benefit of Tract 3 and across Tract 3 for the benefit of Tract 2, a reciprocal, perpetual, nonexclusive easement in, to, upon, over and across the utility easement area ("Utility Easement Area") as described on Exhibit "F" attached hereto and made a part hereof, for constructing, maintaining, repairing, replacing, and using utility systems which serve either tract or the Property in general (including, but not limited to sanitary sewer, water, electricity, gas, cable and telephone) and also for the purpose of connecting into utility systems which now exist or which may hereafter exist on the Property or either tract thereof.

     The owner of Tract 2 shall be solely responsible at its own expense for maintaining the Utility Easement Area situated on Tract 2 and all improvements situated thereon in good condition and repair.

     The owner of Tract 3 shall be solely responsible at its own expense for maintaining the Utility Easement Area situated on Tract 3 and all improvements situated thereon in good condition and repair.

     4. TEMPORARY CONSTRUCTION EASEMENT FOR IMPROVEMENTS. CROSS COUNTRY establishes for the benefit of the Property and both Tracts thereof and hereby grants and conveys on Tract 2 for the benefit of Tract 3 and on Tract 3 for the benefit of Tract 2, a reciprocal, temporary non-exclusive grading and construction easement in, to, over, under, across and through the Property, as necessary for the purposes of grading, leveling and for the construction and installation of (a) any infrastructure improvements within the Access Easement Area, the Utility Easement Area or the Drainage Easement Area, and (b) any improvements on Tract 2 and Tract 3. All improvements within the easement areas described herein shall be performed in a good and workmanlike manner in accordance with all applicable governmental laws, rules, ordinances and regulations. This temporary construction easement shall terminate upon the completion of initial grading, leveling, construction and installation of the infrastructure improvements and the improvements on both Tract 2 and Tract 3.

     5. RELOCATION OF EASEMENTS. CROSS COUNTRY and its successors and assigns may record a written declaration or agreement modifying this Declaration for the purpose of evidencing the specific "as-built" location of the various easements granted and established herein, or upon completion of construction on either of the infrastructure improvements and the improvements on the Tracts that comprise the Property, may substitute exhibits or record a plat that more specifically describe the easement areas described herein.

     Except as otherwise specifically provided herein, this Declaration is nonexclusive and nothing contained herein shall be deemed to restrict CROSS COUNTRY or its successors or assigns from granting utility easements, access easements, parking easements or other similar easements or rights over, under or through the Property, provided said easements do not interfere with the purpose and use of the easement areas established by the Declaration.

     Notwithstanding anything contained herein to the contrary, CROSS COUNTRY herewith reserves the right to relocate any utility system located on the Property or either tract thereof, provided, however, that neither CROSS COUNTRY nor its successors or assigns shall block, close, relocate, alter or impede the free flow of traffic to, from or across the Access Easement Area without the express consent of Advance, in its sole discretion.

     6. OTHER. Any improvements made from time to time upon Tract 2 within any easement area defined herein shall be and remain the property of the owner of Tract 2. Any improvements made from time to time upon Tract 3 within any easement area defined herein shall be and remain the property of the owner of Tract 3.

     The owner of Tract 3 shall not cause or permit any activity on Tract 3 which materially interferes with the visibility of Advance's signage located on Tract 2.

       Advance is intended to be a third party beneficiary of this Declaration, and this Declaration may be enforced by Advance during the term of the Advance Lease, as the same may be extended from time to time, so long as Advance is not in default under the Advance Lease.

     7. REMEDIES. If the owner of either Tract 2 or Tract 3 shall default in the performance of maintenance obligations hereunder (the "Defaulting Party"), the non-defaulting owner of either Tract 2 or Tract 3 (the "Non-Defaulting Party"), in addition to all other remedies it may have at law or in equity, after ten
(10) days' prior written notice to the Defaulting Party, shall have the right to perform such obligation on behalf of the Defaulting Party so long as said repair does not exceed One Thousand Dollars ($1,000.00) per annum. In such event, the Defaulting Party shall promptly reimburse the Non-Defaulting Party the cost thereof, together with interest thereon from the date of outlay at a rate equal to eighteen percent (18%) per annum. Any such claim for reimbursement, together with interest thereon as aforesaid, shall be secured by a lien on the Defaulting Party's Parcel (i.e., either Tract 2 or Tract 3) and all improvements thereon, which lien shall be effective upon the Non-Defaulting Party's recording of notice thereof in the public records of Fulton County, Georgia; and the Non-Defaulting Party may enforce said lien in the same manner as a construction lien under Georgia law.

     Notwithstanding anything to the contrary contained herein, the maintenance and other obligations of CROSS COUNTRY, and its successors and assigns, pertaining to Tract 2, shall terminate upon the sale of Tract 2.

     Notwithstanding anything to the contrary contained herein, the maintenance and other obligations of CROSS COUNTRY, and its successors and assigns, pertaining to Tract 3, shall terminate upon the sale of Tract 3.

     8. USE RESTRICTIONS. CROSS COUNTRY, to be binding upon its successors and assigns, agrees that for so long as the Advance Lease remains in effect for the premises located on Tract 2, as said lease may be extended from time to time, neither all nor any portion of Tract 3 be leased to, transferred to, or used by any person or entity having as its primary business thereon the sale, display or rental of automotive parts, accessories, supplies and/or maintenance items. This restriction shall not prohibit or limit the use of Tract 3 for (a) an automotive sale or rental business, or (b) an automotive service or repair facility such as an oil/lube center, muffler shop, transmission shop, brake shop, or the like.

     9. RUN WITH THE LAND. The easements and the covenants contained herein are appurtenant to the Property and shall run with the Property and Tract 2 and Tract 3 thereof, and shall be binding upon, and inure to the benefit of CROSS COUNTRY, its successors and assigns, including any and all future record owners of all or any part of the Property and either of Tract 2 or Tract 3. The access easement, drainage easement and utility easement established herein may be used by tenants of CROSS COUNTRY, including Advance and by their respective employees, contractors, agents, customers, licensees, invitees and successors and assigns.

     10. NO DEDICATION TO PUBLIC. Nothing contained herein shall be deemed to constitute any dedication to the public or for public use of the Property.

     11. CONDEMNATION, In the event all or any portion of the Property is taken by condemnation (or by deed in lieu thereof), the easements described herein burdening such land granted hereby shall be deemed terminated and extinguished to the extent so condemned. Nothing herein shall be deemed to prohibit CROSS COUNTRY from receiving any condemnation award based upon CROSS COUNTRY'S interest in the Property or either of Tract 2 or Tract 3 as it may appear herein.

     12. AMENDMENT. This Declaration may only be amended or modified by an instrument in writing executed by CROSS COUNTRY, its successors and assigns, and recorded in the deed records of Fulton County, Georgia.

     13. SEVERABILITY. Every provision of the Declaration is hereby declared to be independent of, and separable from, every other provision. If any provision shall be held to be invalid or unenforceable, that holding shall be without effect upon the validity, enforceability or running of any other provision of this Declaration.

     14. CAPTIONS. All captions in this Declaration are for convenience only and do not in any way limit or amplify the provisions hereof.

     15. GOVERNING LAW. This Declaration shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflicts of law principles.


     IN WITNESS WHEREOF, CROSS COUNTRY has caused this Declaration to be executed under seal by its duly authorized representative as of the date first above written.




Signed, sealed            "CROSS COUNTRY"
and delivered
in the presence of:        CROSS COUNTRY PROPERTIES III,
                           LLC, a Georgia limited liability company By:__ (SEAL)
                           Name: Don B. Moody
                           Title: President



_________________________________
 Notary Public


 My commission expires: ___________________


 [NOTARIAL SEAL]

                   Access, Drainage and Utility Cross Easement
                   -------------------------------------------
                   Declaration Cross Country Properties m, LLC
                   -------------------------------------------

                                   Exhibit "A"
                                  ------------
                          Combined Tract 2 and Tract 3
                          ----------------------------

All that tract or parcel of land lying and being in Land Lot 69 of the 7th District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; Thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 313.47 feet to a point and the true POINT OF BEGINNING; Thence, South 70(degree)12'21" West, 93.64 feet to a point; Thence,
195.81 feet along the arc of a curve to the left having a radius of 1523.89 feet and being scribed by a chord bearing South 67(degree)38'48" West, 195.68 feet to a point; Thence leaving the northern right-of-way line of U.S. Highway 29, North 20(degree)04'56" West, 219.57 feet to a point; Thence, North 68(degree)28'52" East, 290 36 feet to a point; Thence, South 19(degree)47'39' East, 219.57 feet to a point on the northern right-of-way line of US. highway 29 and the true POINT OF BEGINNING.

 TOGETHER WITH, all of Grantor's rights (non-exclusive) under that certain Joint Use Driveway Agreement between Bezek Enterprises, Inc and M. Daniel Byrd, dated May 20, 1999, filed May 25, 1999 and recorded in Deed Book 26731, page 349, aforesaid records.

Said tract contains 1,4414 acres (62,790 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties HI, LLC, Fidelity National Title Insurance Company and CCI Southeast, LLC dated February 9, 2004.

             Access, Drainage and Utility Cross Easement Declaration
             -------------------------------------------------------
                        Cross Country Properties DX 1X.C
                        --------------------------------
                                   Exhibit "B"
                                   -----------
                                     Tract 2
                                     -------

All that tract or parcel of land lying and being in Land Lot 69 of the 7th District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

 To find the true point of beginning, commence at a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 219.83 feet to a point and the true POINT OF BEGINNING; Thence running, South 70(degree)12'21" West, 93.64 feet to a point; Thence, 84.84 feet along the arc of a curve to the left having a radius of 1523.89 feet and being scribed by a chord bearing South 69(degree)43'58" West, 84.83 feet to a point; Thence leaving said northern right-of-way line of U.S. Highway 29 and running, North 20(degree)05'27" West, 214.87 feet to a point; Thence, North 68(degree)28'52" East, 179.66 feet to a point, Thence, South 19(degree)47'39" East, 219.57 feet to a point on the aforesaid northern right-of-way line of U.S. Highway 29 and the true POINT OF BEGINNING.

TOGETHER WITH, all of Declarant's rights (non-exclusive) under that certain Joint Use Driveway Agreement between Bezek Enterprises, Inc. and M. Daniel Byrd, dated May 20, 1999, filed May 25, 1999 and recorded in Deed Book 26731, page 349, aforesaid records.

Said tract contains 0 8912 acres (38,822 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties IE, LLC; Fidelity National Title Insurance Company and CCI Southeast, LLC by Site Design Services, Inc. dated February 6, 2004.

             Access, Drainage and Utility Cross Easement Declaration
                         Cross Country Properties M, LLC
                                   Exhibit "C"
                                     Tract 3

All that tract or parcel of land lying and being in Land Lot 69 of the 7th District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows.

To find the true point of beginning, commence at a concrete right-of-way monument found at the intersection of the northern right-of-way line of US Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 219.83 feet to a point, thence, South 70(degree)12'21" West, 93 64 feet to a point; thence,
84.84 feet along the arc of a curve to the left having a radius of 1523 89 feet and being scribed by a chord bearing South 69(degree)43'58" West, 84 83 feet to a point and the true POINT OF BEGINNING, Thence running, 110 97 feet along the arc of a curve to the left, having a radius of 1523 89 feet and being scribed by a chord bearing South 66(degree)03'06" West, 110.95 feet to a point, Thence leaving said northern right-of-way line of US. Highway 29 and running, North 20(degree)04'56" West, 219.57 feet to a point; Thence, North 68(degree)28'52" East, 110.70 feet to a point; Thence, South 20(degree)05'27" East, 214,87 feet to a point on the aforesaid northern right-of-way line of U.S. Highway 29 and the true POINT OF BEGINNING

TOGETHER WITH, all of Declarant's rights (non-exclusive) under that certain Joint Use Driveway Agreement between Bezek Enterprises, Inc and M. Daniel Byrd, dated May 20, 1999, filed May 25, 1999 and recorded in Deed Book 26731, page 349, aforesaid records.

Said tract contains 0.5502 acres (23,967 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties HI, LLC; Fidelity National Title Insurance Company and CCI Southeast, LLC by Site Design Services, Inc. dated February 6 2004.

                   Access, Drainage and Utility Cross Easement
                   -------------------------------------------
                  Declaration Cross Country Properties HL, LLC
                  --------------------------------------------

                                   Exhibit "D"
                                   -----------
                                 Access Easement
                                 ---------------

All that tract or parcel of land lying and being in Lan'd Lot 69 of the 7"1 District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

To find the point of beginning, commence at a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 219.83 feet to a point; thence leaving said northern right-of-way line of U.S. Highway 29 and running, North 19(degree)47'39" West, 39.58 feet to a point and the true POINT OF BEGINNING; Thence running, South 70(degree)01'02" West, 289.37 feet to a point; Thence, North 20(degree)05'26" West, 25.00 feet to a point; Thence, North 70(degree)01'02" East, 289.50 feet to a point; Thence, South 19(degree)47'39" East, 25.00 feet to a point and the true POINT OF BEGINNING.

Said tract contains 0.1661 acres (7,236 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties m, LLC; Fidelity National Title, Insurance Company and CCI Southeast, LLC by Site Design Services, Inc. dated February 9, 2004.

                   Access, Drainage and Utility Cross Easement
                   -------------------------------------------
                   Declaration Cross Country Properties m, LLC
                   -------------------------------------------

                                   Exhibit "E"
                                   -----------
                                Drainage Easement
                                -----------------

All that tract or parcel of land lying and being in Land Lot 69 of the 7th District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

To find the point of beginning, commence at a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 219 83 feet to a point and the true POINT OF BEGINNING; Thence, South 70(degree)12'21" West, 93 64 feet to a point; Thence, 84 84 feet along the arc of a curve to the left having a radius of 1523,89 feet and being scribed by a chord bearing South 69(degree)43'58" West, 84.83 feet to a point, Thence leaving the said northern right-of-way line of U.S. Highway 29, North 20(degree)05'27" West, 64 70 feet to a point; Thence, North 70(degree)01'02" East, 178.80 feet to a point; Thence, South 19(degree)47'39" East, 64.58 feet to a point on the northern right-of-way line of U.S. Highway 29 and the true POINT OF BEGINNING.

Said tract contains 0.2636 acres (11,481 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties HI, LLC, Fidelity National Title Insurance Company and CCI Southeast, LLC dated February 9, 2004

                   Access, Drainage and Utility Cross Easement
                   -------------------------------------------
                  Declaration Cross Country Properties in, LLC
                  --------------------------------------------

                                   Exhibit "F"
                                   -----------
                                Utility Easement
                                ----------------

All that tract or parcel of land lying and being in Land Lot 69 of the 7th District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

To find the true point of beginning, commence at a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92, thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 219.83 feet to a point; thence, South 70(degree)12'21" West, 93,64 feet to a point; thence,
84.84 feet along the arc of a curve to the left having a radius of 1523.89 feet and being scribed by a chord bearing South 69(degree)43'58" West, 84.83 feet to a point; thence running, 110.97 feet along the arc of a curve to the left, having a radius of 1523.89 feet and being scribed by a chord bearing South 66(degree)03'06" West, 110.95 feet to a point; thence leaving said northern right-of-way line of US Highway 29 and running, North 20(degree)05'26" West, 219 57 feet to a point and the true POINT OF BEGINNING; Thence running, North 68(degree)28'52" East, 13070 feet to a point; Thence, South 20(degree)05'27" East, 10.00 feet to a point; Thence, South 68(degree)28'52" West, 130.71 feet to a point; Thence, North 20(degree)05'26" West, 10.00 feet to a point and the true POINT OF BEGINNING.

Said tract contains 0.0300 acres (1,307 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties m, LLC, Fidelity National Title Insurance Company and CCI Southeast, LLC dated February 9, 2004.

                           ADDITIONAL ACCESS EASEMENT
                               ADVANCE AUTO PARTS
                                   Exhibit "G"

 All that tract or parcel of land lying and being in Land Lot 69 of the 7th Land District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

 To find the point of beginning, commence at a right-of-way monument located at the intersection of the east line of Land Lot 89 and the northern right-of-way line of U.S. 29 (aka Roosevelt Highway) (a variable width right-of-way); thence running along said northern right-of-way line of U.S. 29, South
 70(degree)12'21" West, 219.83 feet to a point; thence leaving said northern right-of-way line of U.S. 29 and running, North 19(degree)47'39" West, 64.58 feet to a point; thence, South 70(degree)01'02" West, 22.44 feet to a point and the true POINT OF BEGINNING; Thence running, South 70(degree)01'02" West, 30.00 feet to a point; Thence, North 20(degree)05'27" West, 138.76 feet to a point; Thence, North 69(degree)54'29" East, 53.16 feet to a point; Thence, South 19(degree)47'39" East, 40.00 feet to a point; Thence, South 69(degree)54'29" West, 22.95 feet to a point; Thence, South 20(degree)05'27" East, 98.82 feet to a point and the true POINT OF BEGINNING.

 Said tract contains 0.1168 acres (5,086 square feet), more or less, as shown in a survey prepared for Advance Auto Parts by Site Design Services, Inc. dated February 9, 2004 and last revised March 18, 2004.

                                   Exhibit "H"


                     Graphic of Top View of Tract 2 and 3

                                [GRAPHIC OMITTED]

                                  Exhibit "H-2"

                          Perpetual Easement Agreement

THIS INSTRUMENT PREPARED BY AMD RETURN TO:

 Gregory G. Schultz, Esquire Gambrell & Stolz, LLP-Monarch
 Plaza, Suite 1600 3414 Peachtree Street Atlanta, Georgia 30326

                          PERPETUAL EASEMENT AGREEMENT

     THIS PERPETUAL EASEMENT AGREEMENT ("Agreement") dated the ________ day of _____________________ , 2004, between M. DANIEL BYRD ("Grantor") and CROSS COUNTRY PROPERTIES III, LLC ("Grantee"). WHEREAS, Grantor holds title to a parcel of land ("Grantor's Parcel") legally described on Exhibit "A" attached hereto and made a part hereof. Grantee is the owner of a parcel of land ("Grantee's Parcel") contiguous to the Grantor's Parcel and legally described on Exhibit "B" attached hereto and made a part hereof; and

     WHEREAS, Grantor desires to grant and Grantee desires to accept certain easements across, under, and through Grantor's Parcel for the purposes of access, utilities, and drainage for the benefit of Grantee's Parcel.

     NOW, THEREFORE, for Ten and No/lOOths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree as follows:

1. Representations and Warranties. Grantor and Grantee hereby represent and warrant each to the other that they are the fee simple owners of the Grantor Parcel and the Grantee Parcel, respectively, and there are no mortgages, liens or other such encumbrances held by others who have not joined in the execution of this Agreement.

2.   Grant of Access Easement.

     (A) Grantor does hereby grant to Grantee, its successors and assigns, a perpetual non-exclusive easement for the purposes of ingress and egress over, across and through the Access Easement Area, including over and across the paved road situated therein, as depicted on Exhibit "C" attached hereto and made a part hereof ("Access Easement Area") to and from Grantee's Parcel for access to and from State Route 14 also known as U.S. Highway 29. Said access shall include access across and through the Access Easement Area for the benefit and convenience of lessees, tenants, customers, invitees, licensees, agents and employees of all occupants of the building(s) constructed or to be constructed on the Grantee's Parcel or any portion thereof, and at all times in common with Grantor, its respective successors and assigns, all tenants and licensees of the Grantor's Parcel or any part thereof, and its invitees, employees, and agents. The Access Basement Area may be varied from time to time by Grantor, with
the  consent  of  Grantee,  in  its  reasonable  discretion,   so  long  as  the
requirements as to minimum width suitable for vehicular traffic shall be complied with. (B) Notwithstanding any language contained herein to the contrary, Grantor shall be responsible for the maintenance of the existing paved road situated within the Access Easement Area, and shall keep the same in the condition and repair as other first class roads for commercial and retail developments in Fulton County, Georgia. Grantor shall use its best efforts to cause the Access Easement Area to be dedicated to the general public by the governmental entity having jurisdiction over such roadway within Ninety (90) days after execution of this Agreement. This access easement granted hereunder shall terminate upon the formal dedication of the Access Easement Area as a public roadway maintained by the governmental entity having jurisdiction over such roadway.

3.   Grant of Utility Easement.

     (A) Grantor hereby grants to Grantee and Grantee's successors and assigns, a perpetual nonexclusive easement under, and through that portion of Grantor's Parcel as described in Exhibit "D" attached hereto and made a part hereof

("Utility Easement Area") for the purpose of installation, maintaining and servicing utility lines and facilities and establishing water and sewer lines, including without limitation, sewerage main stub outs from the public sewerage lines located on State Highway 154 to the northwest boundary of Grantee's Parcel, such sewerage mains to be of sufficient size and capacity as is necessary to service the Grantee's development of the Grantee Parcel and shall provide to Grantee's Parcel access to such sewerage lines, together with related fire hydrants, if any, necessary for the servicing of Grantee's Parcel (collectively, "Utility Facilities").

     (B) To the extent such utilities have not been brought to the boundary of Grantee's Parcel or have not be installed, Grantor, at Grantor's sole expense, shall cause the same to be brought to the boundary of Grantee's Parcel and/or installed within the Utility Easement Area in sufficient size and capacity to service Grantee's Parcel. Grantor covenants and agrees to provide sub-meters and re-registering meters for the water lines so that any charges allocable for water and sewer services provided to Grantee's Parcel are paid by Grantee.

Grantor shall cause all Utility Facilities to be placed underground, except for lift station, if any.

     (C) Grantor shall maintain in good condition and repair all Utility Facilities located from time to time on the Grantor's Parcel and shall keep such lines in operative condition and shall pay all expenses in connection therewith.

     (D) Although Grantor has all obligations of repair of the Utility Facilities as described above, Grantee shall have the right to enter upon the Utility Easement Area for inspection, maintenance and repair but shall be responsible to restore the land to its original natural surface state only.

     (E) Upon the installation of the Utility Facilities, the Grantor, its successors and assigns, will retain the right to use the surface of the Utility Easement Area, in all areas excepting at the locations of fire hydrants, if any, and restricted use radius adjacent and appurtenant to each hydrant. Said retained surface rights shall include, but not be limited to, landscaped areas (no trees), parking, driveways, recreation areas and other uses and improvements, except for the establishment of permanent buildings.

     (F) This Utility Easement shall terminate only upon formal resolution of surrender of the Utility Facilities to the governmental entity having jurisdiction over such utilities for the servicing and maintenance thereof by such entity.

4.   Grant of Drainage Easement.

     (A) Grantor hereby grants to Grantee a perpetual nonexclusive drainage and detention easement for the purpose of off-site drainage from Grantee's Parcel over, across, under and through the drainage and detention area as described on Exhibit "E" attached hereto and made a part hereof, including without limitation storm water drainage ("Drainage and Detention Easement Area"). The "Drainage Facility" shall include all drainage and detention infrastructure to be located within the Drainage and Detention Easement Area, including without limitation, detention ponds and devices, and outfall pipes and devices, and the inflow pipes and devices from the detention pond to be located within the Drainage and Detention Basement Area to the detention facility to be located within such area as is necessary to service Grantee's Parcel and the development thereof and the commercial development of Grantor's Parcel in accordance with existing zoning, platting and site plan approvals of Grantor's Parcel and Grantee's Parcel, and in accordance with all governmental authority having jurisdiction of said parcels.

     (B) Grantor shall maintain in good condition and repair all Drainage Facilities located from time to time on the Grantor's Parcel and shall keep such facilities in operative condition and shall pay all expenses in connection therewith.

     (C) Although Grantor has all obligations of repair of the Drainage Facilities as described above, Grantee shall have the right to enter upon the Drainage and Detention Easement Area for inspection, maintenance and repair but shall be responsible to restore the land to its original natural surface state only.

     5. Perpetual Easement. The easements granted herein shall be perpetual, non-exclusive and irrevocable, except as otherwise provided herein.

     6. Remedies Upon Default. Grantor shall keep and maintain all easements granted hereunder and upon Grantor's Parcel in good condition and repair. If Grantor shall default in the performance of maintenance obligations hereunder, Grantee, in addition to all other remedies it may have at law or in equity, after ten (10) days' prior written notice to Grantor, shall have the right to perform such obligation on behalf of Grantor so long as said repair does not exceed One Thousand Dollars ($1,000.00) per annum. In such event, Grantor shall promptly reimburse the Grantee the cost thereof, together with interest thereon from the date of outlay at a rate equal to eighteen percent (18%) per annum. Any such claim for reimbursement, together with interest thereon as aforesaid, shall be secured by a lien on Grantor's Parcel and all improvements thereon, which lien shall be effective upon the Grantee's recording of notice thereof in the public records of Fulton County, Georgia; and Grantee may enforce said lien in the same manner as a construction lien under Georgia law.

     7. Non-Dedication. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to be a gift or dedication of any portion of the easement areas to the general public or for any public use or purpose whatsoever, it being the intention of the parties hereto and their successors and assigns that nothing in this Agreement, shall confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

     8. Notices. Any notice, report or demand required, permitted or desired to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if it is mailed by registered or certified mail, return receipt requested, or guaranteed overnight delivery service as the respective parties may from time to time designate by like notice, on the third business day following the date of such mailing to the following addresses, or such other address for which said party has given notice thereof:



     If to Grantor:     M. Daniel Byrd, M.D.
                        280 The Prado, N.E.
                        Atlanta, GA 30309

     With a copy to:    Jim Watterson
                        2912 Vinings Forest Way, N.W.
                        Atlanta, GA 30339

     If to Grantee:     Don B. Moody
                        Philip P. Bader
                        Cross Country Properties, LLC 6863
                        Glenlake Parkway, Suite E
                        Atlanta, GA 30328

     With a copy to:    Gregory G. Schultz, Esq.
                        Gambrell & Stolz, LLP Monarch Plaza, Suite 1600
                        3414 Peachtree Road
                        Atlanta, GA 30326

9.   Miscellaneous:

     (A) If any provision of this Agreement, or portion thereof, or the application thereof to any person or circumstances, shall, to any extent, be held invalid, inoperative or unenforceable, the remainder of this Agreement, or the application of such provision or portion thereof to any other persons or circumstances, shall not be affected thereby; it shall not be deemed that any such invalid provision affects the consideration for this Agreement and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     (B) This Agreement shall be construed in accordance with the laws of the State of Georgia.

     (C) Nothing in this Agreement shall be construed to make the parties hereto partners or joint ventures or render either of said parties liable for the debts or obligations of the other party.

     (D) This Agreement shall be binding on and inure to the benefit of the heirs, successors and assigns of the parties hereto. (E) No alterations, changes, modifications or amendments shall be made to this Agreement except in writing and signed by the parties hereto. (F) Any sketch included in any exhibit attached hereto is for information purposes only and is not intended to depict the legal description pertaining to the easement granted herein.

     10. Attorneys' Fees. Should either party employ an attorney to enforce any of the provisions hereof, or to protect its interest in any matter arising hereunder, or to recover damages for the breach hereof, the prevailing party shall be entitled to recover from the other reasonable attorneys' fees and costs.

     11. Benefit of Access Easement. It is expressly understood and agreed that the terms, covenants and conditions of this Agreement shall be covenants running with the land and shall constitute obligations on Grantor's Parcel, the burdened property, with respect to the respective obligations hereunder, regardless of title or ownership thereof, and the easements granted hereunder, together with all other terms, covenants and agreements with regard thereto, shall be for the use and benefit of the Grantor's Parcel and shall run in favor of their successors, legal representatives and assigns without limitation.

     12. Temporary Construction Easement for Improvements. Grantor hereby grants and conveys to Grantee, a temporary nonexclusive construction easement in, to, over, under, across and through Grantor's Parcel, as necessary for the purposes of Grantee's grading, constructing and installing (a) any infrastructure improvements within the Access Easement Area, the Utility Easement Area or the Drainage and Detention Easement Area, and (b) any improvements on Grantee's Parcel. Grantee shall perform any work within the easement areas described herein in a good and workmanlike manner in accordance with all applicable governmental laws, rules, ordinances and regulations. This temporary grading and construction easement shall terminate upon the completion of initial construction and installation of the infrastructure improvements and the improvements on Grantee's Parcel. Grantor is familiar with the site development plan for Grantee's Parcel acknowledges and agrees that Grantee's Parcel is comprised of two tracts, known as Tract 2 and Tract 3, and that the improvements to be constructed on Tract 3 may not commence until after the completion of improvements on Tract 2. Nothing herein shall be deemed to be a gift or dedication of the temporary easement areas granted to Grantee hereinabove or of any portion of or interest in the Grantor Property, to the general public or any governmental agency, or for any public use or purpose whatsoever, it being the intention of Grantor that the easements granted in this paragraph shall be and are granted strictly to only Grantee and Grantee's successors, legal representatives and assigns without limitation.

     13. Amendment of Instrument. Upon Grantor's completion of the improvements comprising the Utility Easement as described hereinabove, or in the event the easement areas comprising the Access Easement Area or the Drainage and Detention Easement Area are extended or otherwise modified, Grantor and Grantee agree to record an instrument modifying this Perpetual Easement Agreement to substitute the as-built legal descriptions of the said Access Easement Area, Utility Easement Area or Drainage and Detention Easement Area, as evidenced by an as-built survey, prepared at Grantor's sole expense. Grantor shall pay for the costs to prepare and record such amendment to this Agreement. All other terms and conditions of this Agreement shall otherwise remain in full force and effect after such amendment.



                      [signatures appear on following page]

     IN WITNESS WHEREOF, the parties hereto have executed this Perpetual Easement Agreement as of the day and year first above written.


 Signed, sealed, and delivered                  GRANTOR:
 this ______ day of _____
 20____, in the presence of:





_________________________________           ___________________________________
Witness                                     M. Daniel Byrd




 Notary Public ___________________________________________


 My Commission Expires:  ___________________________________________


(NOTARIAL SEAL)



Signed, sealed, and delivered
this____day of___________
20___, in the presence of:




_________________________________           ___________________________________
Witness                                     Don B. Moody, President


 Cross County Properties III, LLC


 Notary Public ___________________________________________


 My Commission Expires:  ___________________________________________


(NOTARIAL SEAL)

                 JOINDER AND SUBORDINATION TO EASEMENT


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS,  ________________________________________ (hereinafter referred to as the "Lender") is the owner and holder of that certain Deed to Secure Debt executed by ____________________________________ ("Debtor") to and in favor of
Lender recorded in Official Records Book _____________________, Page __________ of the Public Records of ____________________ County, Georgia, and that certain Assignment of Leases, Rents and Profits recorded in Official Records Book ___________________, Page ____________ of the Public Records of
__________________ County, Georgia (hereinafter together referred to as the "Deed to Secure Debt"), which Deed to Secure Debt encumbers certain real property located in _______________ County, Georgia, owned by Debtor and being more particularly described in the Deed to Secure Debt (hereinafter referred to as the "Real Property"); and

     WHEREAS, Lender has executed the foregoing Perpetual Easement Agreement (hereinafter referred to as the "Easement Agreement"); and

     WHEREAS, the Easement Agreement encumbers the Real Property; and

     WHEREAS, Debtor, as owner of the Real Property, has requested the Lender to join in and subordinate its interest to the Easement Agreement.

       NOW THEREFORE, for and in consideration of the premises hereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagees hereby state and declare as follows:

1. That Lender hereby joins in, consents to and approves of the Easement Agreement.

2. That Lender hereby agrees that the Easement Agreement shall survive any foreclosure of the Deed to Secure Debt.

      3. That Lender hereby agrees to subordinate its interest in the Real Property to the Easement Agreement.


                  [signatures appear on following page]

     IN WITNESS  WHEREOF,  Lender has caused  these  presents  to be executed in
manner   and   form   sufficient   to  bind  it  as  of  this   ______   day  of
__________________, 20___.




 Signed, sealed, and delivered                  LENDER:
 this___day of____________,
 20___, in the presence of:               ______________

                                          By:_
 Witness                                        Name:_
______________________________            Title:______
 Notary Public
 My Commission Expires:

                                 (NOTARIAL SEAL)




 #176542,3

                                   Exhibit "A"
                                   -----------
                                Grantor's Parcel
                               ------------------

 All that tract or parcel of land lying and being in Land Lot 69 of the 7th District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

 BEGINNING at a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; Thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 219.83 feet to a point; Thence leaving said northern right-of-way line of U.S. Highway 29 and running, North 19(degree)47'39" West, 219.57 feet to a point; Thence, South 68C28'52" West, 290,36 feet to a point; Thence, North 20(degree)06'00" West, 199,20 feet to an iron pin found (1/2 inch rebar); Thence, South 69(degree)53'23" West, 273.55 feet to a point on the eastern right-of-way line of Cascade-Palmetto Highway; Thence running along said eastern right-of-way line of Cascade-Palmetto Highway, 219.01 feet along the arc of a curve to the right having a radius of 2886,02 feet and being scribed by a chord bearing North 13(degree)34'07" West,
 218.96 feet to a point; Thence leaving said eastern right-of-way line of Cascade-Palmetto Highway and running, North 81(degree)17'00" East, 925.49 feet to a point on the aforesaid Land Lot line common to Land Lots 69 and 92; Thence running along said Land Lot line, South 01(degree)36'04" East, 186.36 feet to a point; Thence leaving said Land Lot line and running, South 70(degree)12'21" West, 250,21 feet to a point; Thence, 19.39 feet along the arc of a curve to the right having a radius of 155.00 feet and being scribed by a chord bearing South 23(degree)28'24" East, 19.38 feet to a point; Thence, South 19(degree)47'39" East, 216.07 feet to a point; Thence, North 70(degree)12'21" East, 171.63 feet to a point on the aforesaid Land Lot line common to Land Lots 69 and 92; Thence running along said Land Lot line, South QF36'16" East, 37 80 feet to concrete right-of-way monument and the true POINT OF BEGINNING.

Said tract contains 5.5849 acres (243,277 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties HI, LLC; Fidelity National Title Insurance Company and CCI Southeast, LLC by Site Design Services, Inc dated February 6, 2004.

                                   Exhibit "B"
                                   -----------
                                Grantee's Parcel
                                ----------------
                          Combined Tract 2 and Tract 3
                          ----------------------------

All that tract or parcel of land lying and being in Land Lot 69 of the 7* District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; Thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 313.47 feet to a point and the true POINT OF BEGINNING; Thence, South 70(degree)12'21" West, 93.64 feet to a point; Thence,
195.81 feet along the arc of a curve to the left having a radius of 1523.89 feet and being scribed by a chord bearing South 67(degree)38'48" West, 195.68 feet to a point; Thence leaving the northern right-of-way line of US. Highway 29, North 20(degree)04'56" West, 219.57 feet to a point; Thence, North 68(degree)28'52" East, 290,36 feet to a point; Thence, South 19(degree)47'39' East, 219.57 feet to a point on the northern right-of-way line of U.S. highway 29 and the true POINT OF BEGINNING.

TOGETHER WITH, all of Grantor's rights (non-exclusive) under that certain Joint Use Driveway Agreement between Bezek Enterprises, Inc. and M. Daniel Byrd, dated May 20, 1999, filed May 25, 1999 and recorded in Deed Book 26731, page 349, aforesaid records.

Said tract contains 1 4414 acres (62,790 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties HI, LLC, Fidelity National Title Insurance Company and CCI Southeast, LLC dated February 9, 2004

                                   EXHIBIT "C"
                                  ------------
                                 ACCESS EASEMENT
                                 ---------------

     ALL THAT TRACT or parcel of land lying and being in Land Lot 69 of the 7th District, Fulton County, Georgia, and being in the City of Palmetto; and being more particularly described as follows:

     Beginning at the intersection of the north right-of-way of U.S. Highway #29 and the east line of Land ,Lot 69; then traveling along said right-of-way South 72 degrees 57 minutes 26 seconds West for a distance of 159.83 feet to a point; then leaving said right-of-way

     THENCE South 72 degrees 57 minutes 26 seconds West for a distance of 60.00 feet to a point; then leaving said right-of-way THENCE North 17 degrees 02 minutes 34 seconds West for a distance of 251.98 feet to a point; THENCE along a curve to the left having a radius of 95.00 feet and an arc length of 11.88 feet, being subtended by a chord of North 20 degrees 37 minutes 36 seconds West for a distance of 11.88 feet to point; THENCE North 65 degrees 47 minutes 22 seconds East for a distance of 60.00 feet to a point; THENCE along a curve to the left having a radius of 155.00 feet and an arc length of 19.39 feet, being subtended by a chord of South 20 degrees 37 minutes 36 seconds East for a distance of
19.38 feet to point; THENCE South 17 degrees 02 minutes 34 seconds East for a distance of 251.98 feet to the Point of Beginning.

     Together with and subject to covenants, easements, and restrictions of record.

     Said property contains 0.369 acres more or less.

                                   Exhibit "P"
                                   -----------
                                Utility Easement
                                ----------------

All that tract or parcel of land lying and being in Land Lot 69 of the 7th District, City of Palmetto, Fulton County, Georgia, and being more particularly described as follows:

 To find the true point of beginning, commence at,a concrete right-of-way monument found at the intersection of the northern right-of-way line of U.S. Highway 29 (aka Roosevelt Highway) (a variable width right-of-way) and the Land Lot line common to Land Lots 69 and 92; thence running along said northern right-of-way line of U.S. Highway 29, South 70(degree)12'21" West, 219.83 feet to a point; thence, South 70(degree)12'21" West, 93.64 feet to a point; thence,
 84.84 feet along the arc of a curve to the left having a radius of 1523.89 feet and being scribed by a chord bearing South 69(degree)43'58" West, 84.83 feet to a point; thence running, 110.97 feet along the arc of a curve to the left, having a radius of 1523.89 feet and being scribed by a chord bearing South 66(degree)03'06" West, 110.95 feet to a point; thence leaving said northern right-of-way line of U.S. Highway 29 and running, North 20(degree)05'26" West,
 219.57 feet to a point and the true POINT OF BEGINNING; Thence running, North 20(degree)05'26" West, 199.20 feet to a point; Thence, North 69(degree)53'23" East, 10.00 feet to a point; Thence, South 20(degree)05'26" East, 198.95 feet to a point; Thence, South 68C28'52" West, 10.00 feet to a point and the true POINT OF BEGINNING

Said tract contains 0.0457 acres (1991 square feet), more or less, as shown in a survey prepared for The Moody Group, LLC, Cross Country Properties HI, LLC, Fidelity National Title Insurance Company and CCI Southeast, LLC dated February 9, 2004

                                  EXHIBIT "D-l"
                                  -------------
                                UTILITY EASEMENT
                                ----------------
                                   (continued)


     ALL THAT TRACT o'r parcel of land lying and being in Land Lot 69 of the 7th District, Fulton County, Georgia, and being in the City of Palmetto; and being more particularly described as follows:

     Beginning at the intersection of the north right-of-way of U.S. Highway #29 and the east line of Land -lot 69; then traveling along said right-of-way South 72 degrees 57 minutes 26 seconds West for a distance of 159.83 feet to a point; then leaving said right-of-way

     THENCE South 72 degrees 57 minutes 26 seconds West for a distance of 60.00 feet to a point; then leaving said right-of-way.

     THENCE North 17 degrees 02 minutes 34 seconds West for a distance of 251.98 feet to a point;

     THENCE along a curve to the left having a radius of 95.00 feet and an arc length of 11.88 feet, being subtended by a chord of North 20 degrees 37 minutes 36 seconds West for a distance of 11.88 feet to point;

     THENCE North 65 degrees 47 minutes 22 seconds East for a distance of 60.00 feet to a point;

     THENCE along a curve to the left having a radius of 155.00 feet and an arc length of 19.39 feet, being subtended by a chord of South 20 degrees 37 minutes 36 seconds East for a distance of 19.38 feet to point;

     THENCE South 17 degrees 02 minutes 34 seconds East for a distance of 251.98 feet to the Point of Beginning.

      Together with and subject to covenants, easements, and restrictions of record.

      Said property contains 0.369 acres more or less.

                                   EXHIBIT "E"
                                   -----------
                                DRAINAGE EASEMENT
                                -----------------

     ALL THAT TRACT or parcel of land lying and being in Land Lot 69 of the 7th District/ Fulton County, Georgia/ and being in the City of Palmetto; and being more particularly described as follows:

     Beginning at the intersection of the north right-of-way of U.S. Highway #29 and the east line of Land Lot 69; then traveling along said right-of-way

     THENCE  South 72  degrees 57  minutes 2 6 seconds  West for a  distance  of
159.83 feet to a point; then leaving said right-of-way


     THENCE North 17 degrees 02 minutes 34 seconds West for a distance of 35.91 feet to a point;

     THENCE North 72 degrees 57 minutes 26 seconds East for a distance of 171.63 feet to a point on the east line of Land Lot 69; then traveling along said land lot line

     THENCE South 01 degrees 09 minutes 01 seconds West for a distance of 37.80 feet to the Point of Beginning.

      Together with and subject to covenants, easements, and restrictions of record.

      Said property contains 0.137 acres more or less.

                                  EXHIBIT "E-l"
                                  -------------
                                DRAINAGE EASEMENT
                                -----------------
                                   (continued)
                                   -----------


     ALL THAT TRACT or parcel of land lying and being in Land Lot 69 of the 7th District, Fulton County, Georgia, and being in the City of Palmetto; and being more particularly described as follows:

      Beginning at the intersection of the north right-of-way of U.S. Highway #29 and the east line of Land Lot 69; then traveling along said right-of-way South 72 degrees 57"'minutes 26 seconds West for a distance of 159.83 feet to a point; then leaving said right-of-way

     THENCE South 72 degrees 57 minutes 26 seconds West for a distance of 60.00 feet to a point; then leaving said right-of-way

     THENCE North 17 degrees 02 minutes 34 seconds West for a distance of 251.98 feet to a point;

     THENCE along a curve to the left having a radius of 95.00 feet and an arc length of 11.88 feet, being subtended by a chord of North 20 degrees 37 minutes 36 seconds West for a distance of 11.88 feet to point;

     THENCE North 65 degrees 47 minutes 22 seconds East for a distance of 60.00 feet to a point;

     THENCE along a curve to the left having a radius of 155.00 feet and an arc length of 19.39 feet, being subtended by a chord of South 20 degrees 37 minutes 36 seconds East for a distance of 19.38 feet to point;

     THENCE South 17 degrees 02 minutes 34 seconds East for a distance of 251.98 feet to the Point of Beginning.

     Together with and subject to covenants, easements, and restrictions of record.

     Said property contains 0.369 acres more or less.

                                  EXHIBIT "1-1"
                                 Exterior Signs
                                 ---------------

--------------------------------------------------------------------------------
                               III CHANNEL LETTERS
--------------------------------------------------------------------------------

                       II A SIZES AND CONSTRUCTION DETAIL

                   [[Graphic - Size and Construction Detail]]

                                [GRAPHIC OMITTED]

                                  Exhibit "1-2"
                                  -------------
                                  Pylon Sign(s)
                                  -------------